                                                                      EXHIBIT 10

                                                                [EXECUTION COPY]
                                                                ----------------

                               FUNDING AGREEMENT
                               -----------------

     FUNDING AGREEMENT (the "Funding Agreement") dated as of the 13th day of May, 1997 among Interactive Entertainment Limited, a Bermuda exempted company ("IEL" or "Borrower"), and Sky Games International Ltd., a Bermuda exempted company ("SGI"), Harrah's Interactive Investment Company, a Nevada corporation ("HIIC" or "Lender"), and SGI Holding Corporation Limited, a Bermuda exempted company ("SGIH").

                                    RECITALS
                                    --------

     WHEREAS, SGI is the parent of SGIH; and

     WHEREAS, SGIH and SGI have requested that (i) prior to the amalgamation of IEL and SGIH (the "Subsidiary Amalgamation"), Lender provide IEL with all or a portion of the funds required to permit IEL to carry on its day-to-day business activities by means of a loan to Borrower and (ii) following the Subsidiary Amalgamation, Lender assist in providing funding to IEL by means of a purchase of shares of common stock, par value Cdn. $.01 per share, of SGI (the "Shares"); and

     WHEREAS, the loan will provide IEL with the funds prior to the Subsidiary Amalgamation and the purchase of equity of SGI will provide SGI with funds to contribute to IEL, in each case, in order to permit IEL to carry on IEL's day to day business activities; and

     WHEREAS, Lender is willing to make such loan and to purchase such equity, although Lender is under no obligation to do so; and

     WHEREAS, Lender's agreement to make the loan is conditioned on the guaranty of such loan by SGIH, the receipt of a stock pledge from SGIH and a security agreement and SGI's grant of warrants to Lender ("Warrant Rights") to purchase the capital stock of SGI under certain terms, and the issuance to Lender of a promissory note in the amount of the loan convertible into capital stock of SGI, and

     WHEREAS, Borrower is willing to borrow such funds and enter into the other credit accommodations herein and to commit to sell its equity on the terms and subject to the conditions set forth herein. Except where otherwise noted, all monetary amounts set forth herein are denominated in United States currency.

                                   AGREEMENT
                                   ---------

     In consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

     1. Loan. Lender agrees to make a loan to Borrower in the aggregate principal amount of $1,000,000 (the "Loan") on the terms and subject to the conditions set forth herein and in the Financing Agreements. The Convertible Promissory Note attached hereto as Exhibit A, the Pledge Agreement attached as Exhibit B, the Guaranty attached as Exhibit C, the Warrant Agreement attached as Exhibit D, the Security Agreement attached as Exhibit E and this Funding Agreement are referred to herein as the "Financing Agreements".

     2. Consideration for Lending. Borrower and SGIH acknowledge and agree that they are directly benefited by the Loan advances since the utilization of the Loan proceeds by IEL for working capital purposes will assist IEL to continue to operate and develop its business.

     3. Use of Proceeds. The Loan is to be used only for the working capital needs of IEL and shall not be distributed to the shareholders of Borrower.

     4.   Funding of Loan.

          a. Subject to compliance with the terms hereof and the Financing Agreements, Lender shall advance the Loan to IEL from time to time as required by IEL's manager and HIIC's affiliate, Harrah's Interactive Entertainment Company ("HIEC"), (each, a "Funding Date") during the period from the date hereof through the earlier of (i) the consummation of the Subsidiary Amalgamation and (ii) June 21, 1997. Funding shall occur as requested by HIEC as necessary to fund IEL's immediate working capital needs. Upon consummation of the Subsidiary Amalgamation, Outstanding Amounts (as defined in the Note) under the Note shall automatically convert into shares of common stock, $.01 par value, of SGI ("Common Stock") and HIIC shall receive a warrant to purchase shares of Common Stock in an amount equal to the difference between (x) one million shares of Common Stock and (y) any Common Stock received pursuant to the conversion of Outstanding Amounts under the Note.

          b. Upon the advice of HIEC, IEL shall request funds on behalf of the Borrower by delivering a Notice of Borrowing to Lender (with a copy to SGIH) identifying (i) the total amount of the Loan to be funded and (ii) the Funding Date. Within three (3) days of receipt of a Notice of Borrowing, SGIH and SGI shall cause their respective Chief Executive Officer to deliver to HIIC Officer's Certificates of SGIH and SGI which shall state that, as of the date thereof and on the Funding Date, the representations set forth herein shall be true and correct and no default of SGI or SGIH exists under the Note.

          c. Following receipt and review of the required documentation, Lender shall advance the Loan requested on the Funding Date if such documentation is reasonably satisfactory to Lender in all material respects.

          d. If either or both of SGIH and SGI fail to timely deliver the Officer's Certificate, HIIC may, at its sole discretion (i) declare this Agreement in default; or (ii) elect to advance the funds requested.

          e. IEL may prepay any amounts outstanding under the Loan at any time and from time to time. Any such prepayments shall be used to repay the Loan with the earliest advances under the Loan to be repaid first.

     5.   Purchase of Equity.

          a. Subject to compliance with and possible reduction pursuant to the terms hereof and the consummation on the Subsidiary Amalgamation, HIIC hereby subscribes for and agrees to purchase from SGI during the period from the day after the Subsidiary Amalgamation through the 90th day after the Subsidiary Amalgamation (the "Commitment Period") up to 650,000 Shares (the "Equity Commitment") at a price of $1.00 per Share (the "Subscription Price")when requested by IEL in accordance with the schedule set forth herein (each also, a "Funding Date") as required to fund the working capital needs of IEL. Subject to possible reduction as set forth below, IEL shall be able to require Lender to purchase a number of Shares equal to one-third of the Equity Commitment on each of the 30th, 60th and 90th days (or first business day thereafter) after the Subsidiary Amalgamation; provided any amounts which are not required to be purchased on any such scheduled date may be required to be purchased at any remaining scheduled date. The Subscription Price payable by Lender shall be payable in cash or other immediately available funds. In the event that IEL fails to satisfy its obligations under the Note upon maturity thereof, such failure shall be deemed to be "exigent circumstances" as described in Section 2.4(b) of the Shareholders Agreement dated December 30, 1994 among SGIH, HIIC and IEL.

          b.  Borrower shall deliver a Notice of Exercise to Lender identifying
(i) the portion of the Equity Commitment required to be exercised and (ii) the Funding Date. Within three (3) days of receipt of a Notice of Exercise, SGI and IEL shall cause their respective Chief Executive Officer to deliver to HIIC Officer's Certificates of SGI and IEL which shall state that, as of the date thereof and on the Funding Date, the representations set forth herein shall be true and correct and no default of SGI or IEL exists under this Agreement.

          c. Following receipt and review of the required documentation, Lender shall pay the Subscription Price for the portion of the Equity Commitment required to be exercised on the Funding Date if such documentation is reasonably satisfactory to Lender in all material respects and provided that all the conditions contained herein are satisfied in all material respects.

          d. When Lender shall make full payment to SGI for the Shares subscribed by Lender, and such payment is received by SGI, the proper officers of SGI shall execute and deliver to Lender a certificate representing said Shares and the Shares shall be validly issued, fully paid and non-assessable.

          e. Any then unexercised portions of the Equity Commitment shall be reduced in an amount equal to the dollar amount of all cash proceeds, net of any underwriter or brokers discounts, allowances, fees or commissions, to SGI from the sale of Shares or securities convertible into Shares during the Commitment Period.

          f. If SGI shall at any time prior to the exercise of the Equity Commitment, (i) pay a dividend in Shares or make a pro rata distribution to all of its shareholders in Shares, (ii) subdivide its outstanding Shares into a greater number of Shares, or (iii) combine its outstanding Shares into a smaller number of Shares, the Subscription Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that it shall equal the price determined by multiplying the Subscription Price in effect immediately prior thereto by a fraction, the numerator of which shall be the number of Shares outstanding immediately before such dividend, distribution, subdivision or combination, and the denominator of which shall be the number of Shares outstanding immediately after such dividend, distribution, subdivision or combination. Such adjustments shall be made successively whenever any event specified above shall occur.

     6.   Representations by IEL, SGIH and SGI.

          a. Authority. IEL, SGIH and SGI have all requisite corporate power and authority to execute this Agreement and the other Financing Agreements to which each is a party or by which each is bound in connection with the transactions contemplated by this Agreement. IEL, SGI and SGIH have each taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Financing Agreements to which each is a party or by which each is bound and to consummate the transactions contemplated hereby and thereby.

          b. No Violation. Neither the execution and delivery of the Financing Agreements, nor any other agreement, certificate or instrument to be executed or delivered in connection therewith by IEL, SGI or SGIH nor the consummation of the transactions contemplated hereunder or thereunder or the compliance with or performance of the terms and conditions herein or therein, is prevented by, limited by, in conflict in any material respect with, or will result in a breach or violation of, or a default (with due notice or lapse of time or both) under, which would have a material adverse effect on IEL, SGI or SGIH, or the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of its property or assets by virtue of, the terms, conditions or provisions of: (i) each of their respective organizational documents; (ii) any indenture, evidence of indebtedness, loan or financing agreement, or other material agreement or instrument of whatever nature to which each is a party or by which each is bound; or (iii) any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court, gaming authority or governmental authority to which each is subject.

          c. Enforceability. This Agreement and each of the other Financing Agreements, when executed and delivered by each of IEL, SGI and SGIH, will constitute a legal, valid and binding obligation of each of IEL, SGI and SGIH, enforceable against each of IEL, SGI and SGIH in accordance with the respective terms of each such agreement (except to the extent that enforcement may be affected by laws relating to bankruptcy, reorganization, insolvency and creditors rights and by the availability of injunctive relief, specific performance and other equitable remedies).

          d. No Defaults. None of IEL, SGI, or SGIH is in violation of or in default with respect to any material agreement, or applicable laws and/or regulations which materially and adversely affect the business, financial condition or property of IEL, SGI or SGIH.

          e. No Untrue Statements. All statements, representations and warranties made by IEL, SGI and SGIH in this Agreement and the Financing Agreements (i) are and shall be true, correct and complete in all material respects, at the time they were made and on and as of each Funding Date, (ii) do not and shall not contain any untrue statement of a material fact, and (iii) do not and shall not omit to state a material fact necessary in order to make the information contained therein not misleading or incomplete. IEL, SGI and SGIH understand that all such statements, representations and warranties shall be deemed to have been relied upon by Lender as a material inducement to enter into this Agreement and the Financing Agreements.

          f. Solvency. IEL, SGI and SGIH have generally been paying their obligations as they come due, are not insolvent on the date hereof, and, after giving effect to the transactions contemplated by this Agreement and the Financing Agreements, will not be rendered insolvent or unable to pay their obligations as they come due. Each of IEL, SGI and SGIH has and, after giving effect to the transactions contemplated by this Agreement and the Financing Agreements, will have adequate capital to operate its facilities and conduct its business in the manner in which it is currently being conducted, and, after giving effect to the transactions contemplated by such Agreements, neither IEL, nor SGI, nor SGIH is or will be engaged in a business or transaction for which the remaining assets of such party are unreasonably small in relation to the business or transaction. Neither IEL, nor SGI, nor SGIH is subject to liabilities, and the Loan does not represent indebtedness, and neither IEL, nor SGI, nor SGIH will incur debts that it believes, or reasonably should believe are, beyond such party's ability to pay as such debts mature.

          g. Value of Collateral. The fair market value of the consideration received by IEL and SGIH hereunder, including without limitation, the Loan, exceeds the fair market value of the liens and security interests granted to Lender as set forth in Exhibits B and E.

          h. No Intent to Defraud. None of IEL, SGI, or SGIH is entering into the transactions contemplated herein with any actual intent to hinder, delay or defraud any creditor.

     7.  Representations by HIIC.

          a. Authority. HIIC has all requisite corporate power and authority to execute this Agreement and the other Financing Agreements to which it is a party or by which it is bound in connection with the transactions contemplated by this Agreement. HIIC has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Financing Agreements to which it is a party or by which it is bound and to consummate the transactions contemplated hereby and thereby.

          b. No Violation. Neither the execution and delivery of the Financing Agreements, nor any other agreement, certificate or instrument to be executed or delivered in connection therewith by HIIC nor the consummation of the transactions contemplated hereunder or thereunder or the compliance with or performance of the terms and conditions herein or therein, is prevented by, limited by, in conflict in any material respect with, or will result in a breach or violation of, or a default (with due notice or lapse of time or both) under, which would have a material adverse effect on HIIC, or the creation or imposition of any material lien, charge, or encumbrance of any nature whatsoever upon any of its property or assets by virtue of, the terms, conditions or provisions of: (i) its organizational documents; (ii) any indenture, evidence of indebtedness, loan or financing agreement, or other material agreement or instrument of whatever nature to which it is a party or by which it is bound; or
(iii) any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court, gaming authority or governmental authority to which each is subject.

          c. Enforceability. This Agreement and each of the other Financing Agreements, when executed and delivered by HIIC, will constitute a legal, valid and binding obligation of HIIC, enforceable against HIIC in accordance with the respective terms of each such agreement (except to the extent that enforcement may be affected by laws relating to bankruptcy, reorganization, insolvency and creditors rights and by the availability of injunctive relief, specific performance and other equitable remedies).

          d. No Defaults. HIIC is not in violation of or in default with respect to any material agreement, or applicable laws and/or regulations which materially and adversely affect the business, financial condition or property of HIIC.

          e. No Untrue Statements. All statements, representations and warranties made by HIIC in this Agreement and the Financing Agreement (i) are and shall be true, correct and complete in all material respects, at the time they were made and on and as of each Funding Date, (ii) do not and shall not contain any untrue statement of a material fact, and (iii) do not and shall not omit to state a material fact necessary in order to make the information contained therein not misleading or incomplete. HIIC understands that all such statements, representations and warranties shall be deemed to have been relied upon by Borrower and SGIH as a material inducement to enter into this Agreement and the Financing Agreements.

          f. Investment Intent. All Shares acquired by or for HIIC pursuant to this Agreement are being or have been acquired solely for investment and not with a view to the distribution thereof or with any intention of distributing or reselling any such Shares, and that, irrespective of any other provisions of this Agreement, any sale or other transfer of such Shares by HIIC will be made only in compliance with all applicable federal and state securities laws, including without limitation the Securities Act of 1933, as amended (the "Act"). SGI and HIIC acknowledge that the Shares acquired pursuant to the Financing Agreements shall be covered by a registration rights agreement between SGI and HIIC, pursuant to which HIIC shall have the right to have the Shares acquired registered upon HIIC's demand, subject to the terms and conditions thereof.

          g. Nature of Shares. All Shares acquired by or for HIIC will not be registered under the Act and must be held by HIIC until such Shares are registered under the Act or an exemption from such registration is available. SGI will have no obligation to take any actions that may be necessary to make available any exemption from registration under the Act.

          h. Rule 144. HIIC is familiar with Rule 144 promulgated by the Securities and Exchange Commission under the Act, which establishes guidelines governing, among other things, the resale of "restricted securities" (securities such as the Shares, which are acquired from the issuer of such securities in a transaction not involving any public offering). In connection with a sale or other transfer of the Shares pursuant to an exemption from registration under the Act, or if available, under Rule 144 or pursuant to some other exemption, HIIC may be required by SGI to deliver to SGI an opinion from counsel for HIIC, and/or receive an opinion from counsel for SGI, to the effect that all applicable federal and state securities law requirements have been met.

          i. Access to Information. In order to adequately evaluate the merits and risks of an investment in SGI, HIIC has had an opportunity to (i) ask questions and receive answers from SGI and its representatives concerning SGI and HIIC's investment therein, and (ii) obtain any additional information which HIIC has requested with respect to SGI and HIIC's investment therein. HIIC understands that no federal or state agency has recommended or endorsed the purchase of Shares or made any determination or finding as to the fairness of the provisions of this Agreement. HIIC understands and is cognizant of all the risk factors related to the purchase of the Shares, and HIIC's knowledge and experience in financial and business matters is such that HIIC is capable of evaluating the risks of an investment in the Shares.

     8. Covenant. SGI, SGIH and HIIC each agree to use their reasonable best efforts and to do all things necessary to effect the Subsidiary Amalgamation and the amalgamation of SGI and IEL as promptly as practicable.

     9.   Conditions.  The advance of Loans shall be conditioned upon:

          a. on the initial Funding Date only receipt by Lender of all of the following:

               (i) Evidence of the authority for each of IEL, SGI and SGIH to execute, deliver and perform the Financing Agreements to which each is a party;
               (ii)    Executed Convertible Promissory Note (the "Note") -
                       Exhibit A;
               (iii)   Executed Guaranty of the Note of SGI and SGIH - Exhibit
                       C;
               (iv) Executed Pledge and Security Agreement of IEL Shares acquired by SGIH subsequent to the date hereof- Exhibit B;
               (v)     Executed copy of Security Agreement - Exhibit E;
               (vi)    Executed Warrant Agreement - Exhibit D;
               (vii)   Opinion of Counsel for SGI and SGIH;
               (viii) Resolutions of the Board of Directors of IEL, SGI and SGIH, certified by the Secretary thereof, authorizing execution of the Financing Agreements and all transactions and obligations contained therein; and
               (ix) the holders of the Shares which are being held in escrow by Montreal Trust Company of Canada pursuant to the Escrow Agreement dated as of May 27, 1992 having entered into a binding agreement effective as of the date of execution to have SGI redeem their Shares at a redemption ratio of 1 newly issued Share for every 3 escrow Shares redeemed; and

          b. on each Funding Date, including the initial Funding Date, each of the following conditions have been satisfied in all material respects:

               (i) there not being an uncured Event of Default under this Agreement;
               (ii) there not being a material uncured default under the Software License and Software Services Agreement and the Services Agreement, each dated November 7, 1995, between IEL and Singapore Airlines Ltd.;
               (iii) no bankruptcy, reorganization or insolvency proceedings, including, without limitation, an assignment for the benefit of creditors having been instituted by or against any of SGI, SGIH or IEL and, if instituted against any of SGI, SGIH or IEL, such proceedings having been consented to (except for any of the foregoing due to HIIC's failure to fund its obligations to IEL or to advance the Loan when required hereby);
               (iv) there not having been a material adverse change from the existing 1997 Annual IEL business plan as adopted by the Board of Directors of IEL;
               (v) there not being a material adverse change in the financial condition of SGI, on a stand alone basis prior to the amalgamation of IEL with and into SGI, except as a result of the writedown of SGI's real estate assets;
               (vi) following execution of binding documents with respect to such transaction, there not being a material breach of the representations and warranties in the agreements to effect the amalgamation of IEL and SGIH or the amalgamation of SGI and IEL; and
               (vii) there not being any litigation which would or could reasonably be expected to have the effect of halting or materially delaying the amalgamation of IEL and SGIH or the amalgamation of SGI and IEL.

     10. Default. Each of the following shall constitute an "Event of Default" under this Funding Agreement:

          a. the failure of IEL to pay in full any amount due under the Note by the date the same is due, as provided therein, and such failure shall continue for five (5) days after written notice from HIIC to IEL of such failure, or IEL's failure to pay in fill any amount due hereunder upon maturity of the Note, by acceleration or otherwise:

          b. the failure of IEL to perform, satisfy and observe in all material respects, when due, any of the obligations, covenants, conditions and restrictions under the Financing Agreements or the failure of any representations and warranties thereunder to be true and correct in any material respect, not involving the payment of money, and such failure shall continue for fifteen (15) days after written notice from HIIC to IEL of such failure, or if said failure cannot reasonably be cured within said fifteen (15) day period, IEL shall not have pursued the cure with reasonable diligence and shall not have cured such failure within a reasonable time after the written notice from HIIC to IEL or SGI and SGIH described above;

          c. an uncured default by IEL shall exist under the other Financing Agreements; or

          d. an uncured default by either or both of SGI or SGIH shall exist under any of the Financing Agreements.

     11.  General.

          a. Notices. All notices and other communications to be delivered or made hereunder shall be in writing and shall be (i) delivered personally, (ii) sent by post prepaid certified mail, return receipt requested, (iii) sent by express courier service, or (iv) sent by facsimile at the following addresses or such other addresses described in a written notice as provided herein:

          IEL and HIIC:       1023 Cherry Road
                              Memphis, TN  38117
                              Attn:  John Boushy
                              Facsimile No.:  901-762-8914

          With a copy to:     John W. McConomy, Esq.
                              1023 Cherry Road
                              Memphis, TN  38117
                              Facsimile No.:  901-762-8735

          SGI and SGIH:       595 Howe Street, Suite 1115
                              Vancouver, B.C.  V6C 2T5
                              Attn:   Malcolm P. Burke
                              Facsimile No.:  604-687-8678

          With a copy to:     Altheimer & Gray
                              10 South Wacker Drive, Suite 4000
                              Chicago, Illinois 60606
                              Attn: Andrew W. McCune, Esq.
                              Facsimile No.:  312-715-4800

All such notices and communications shall be deemed effective, if mailed, upon the expiration of the fifth (5th) day following the date of mailing (except that any notice of change of address shall be effective only upon receipt by the party to whom such notice is addressed), if delivered personally or delivered by courier, upon receipt or refusal of delivery, and if by facsimile, upon the first business day following confirmed transmission; provided such notice or communication is also mailed in accordance with the foregoing requirements within two (2) days of delivery by facsimile.

          b. Counterparts. This Agreement and the Financing Agreements may be executed by the parties hereto in any number of separate counterparts with the same as if the signatures were upon the same instrument. All such counterparts shall together constitute but one and the same document.

          c. Choice of Law and Forum. This Agreement and the Financing Agreements shall be governed by and construed in accordance with the laws of the State of Tennessee. IEL, SGIH and SGI further agree that the determination of any action relating to this Agreement or any of the Financing Agreements delivered in favor of Lender pursuant to the terms thereof shall be either an appropriate court of the State of Tennessee or the United States District Court for the Western District of Tennessee.

          d. Successors and Assigns. All of the terms, covenants, warranties and conditions contained in this Agreement and the Financing Agreements shall be binding upon and inure to the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

          e. Further Assurances. Borrowers, SGI and SGIH will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such amendments or supplements hereto or to any of the Financing Agreements and such further documents, instruments and transfers as the Lender may require in connection with or to effect the transactions contemplated hereby or in any of the Financing Agreements.

     IN WITNESS WHEREOF, the parties hereto have affixed their signatures on the day and date first above written.

INTERACTIVE ENTERTAINMENT LIMITED       HARRAH'S INTERACTIVE INVESTMENT COMPANY

By:/s/ Malcolm Burke                    By:/s/ John Boushy
   ------------------------------          ---------------

Its:Vice President                      Its:Senior Vice President
    ----------------------------            ---------------------



SGI HOLDING CORPORATION LIMITED

By:/s/ Malcolm Burke
   -----------------------------

Its:President
    -----------------------------


SKY GAMES INTERNATIONAL LTD.

By:/s/ Malcolm Burke
   -----------------

Its:President
    ---------

                                                                [EXECUTION COPY]
                                                                ----------------

                               WARRANT AGREEMENT
                               -----------------

     THIS WARRANT AGREEMENT (this "Agreement") is made and entered into as of May 13, 1997 between Sky Games International Ltd., a Bermuda exempted company ("SGI"), and Harrah's Interactive Investment Company, a Nevada corporation (the "Warrantholder"). This Agreement is made in connection with the issuance of warrants to purchase shares of common stock, par value Cdn. $.01 per share, of SGI (such shares of SGI or its successor pursuant to the Amalgamation of SGI and SGI Holding Corporation Limited, a Bermuda exempted company, are referred to herein as the "Shares") by the Warrantholder as set forth on Exhibit A attached hereto. The Warrant to be issued to the Warrantholder pursuant to this Agreement hereinafter may be referred to as the "Warrant." The Warrant entitles the Warrantholder to purchase up to the number of Shares set forth herein at the Exercise Price (as defined in Section 6 hereof). There shall be no change in the number of Shares issuable pursuant to this Warrant except as provided in Section 7 hereof. Except where otherwise noted, all monetary amounts set forth herein are denominated in United States currency.

     Section 1. Form of Warrant. The Warrant shall be represented by a certificate (the "Warrant Certificate") which shall be in the form of Exhibit B attached hereto, including the exercise form comprising part of Exhibit B.

     Section 2.  Transfer or Exchange of Warrant.

          2.1 Warrant Register. SGI shall number and register the Warrant Certificate in a Warrant register. SGI shall be entitled to treat the registered owner of the Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person.

          2.2 Transfer. The Warrant shall be transferable only on the books of SGI, maintained at its principal office, upon delivery of the Warrant Certificate representing the Warrant duly endorsed by the Warrantholder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon each requested registration of transfer and subject to the restrictions on transfer set forth in Section 13 hereof, SGI shall deliver a new Warrant Certificate to the person entitled thereto at the same Exercise Price, with the same Termination Date (as hereinafter defined) and otherwise of like tenor as the Warrant so transferred or assigned.

     Section 3.  Terms of Warrant; Exercise of Warrant.

          3.1 Terms of Warrant. Subject to the terms and conditions of this Agreement, the Warrantholder shall have the right and option to purchase from SGI the number of validly issued, fully paid and nonassessable Shares set forth on Exhibit A attached hereto which such Warrantholder may at that time be entitled to purchase on exercise of the Warrant. The Warrant may be exercised in whole at any time or in part from time to time on or after the date of the consummation of the amalgamation (the "Subsidiary Amalgamation") of SGI Holding Corporation Limited, a Bermuda exempted company, and Interactive Entertainment Limited, a Bermuda exempted company (the "Commencement Date"). The right to exercise such Warrant shall terminate without further notice at 5:00 p.m. Memphis time on the ninetieth (90th) day after the Commencement Date (the "Termination Date"). Closing of such exercise shall be subject to satisfaction of the conditions set forth in Section 3.3 hereof.

     3.2  Method of Exercise.

          (a) Upon compliance with the terms and conditions of this Agreement, the Warrant to purchase represented by the Warrant shall be exercisable at the election of the Warrantholder, either in full or from time to time in part. In the event that the Warrant is exercised with respect to fewer than all of the Shares or other securities purchasable on such exercise at any time prior to the Termination Date, a new Warrant Certificate evidencing the remainder of the Warrant shall be issued by SGI at the same Exercise Price, with the same Termination Date, and otherwise of like tenor as the Warrant that has been partially exercised. SGI shall deliver the new Warrant Certificate pursuant to the provisions of Sections 1 and 2 hereof.

          (b) The Warrant shall be exercised by surrender to SGI, at its principal office, of the Warrant Certificate evidencing the Warrant, together with a duly completed and executed form of election to purchase attached thereto, payment to SGI of the Exercise Price for all of the Shares for which the Warrant is then exercised and satisfaction of the other conditions set forth in Section 3.3. Payment of the Aggregate Exercise Price (as hereinafter defined) shall be made in cash, certified bank check, cashier's check, wire transfer or otherwise in immediately available funds. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by SGI.

          3.3 Issuance of the Shares. Within ten (10) business days after all of (i) the surrender of the Warrant Certificate, (ii) payment of the Aggregate Exercise Price and (iii) delivery of the Exercise Form attached to the Warrant Certificate, SGI shall issue and cause to be delivered to the Warrantholder a certificate for the number of Shares so purchased upon the exercise of the Warrant together with a Warrant Certificate for the portion of the Warrant not exercised, if any. All Shares will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof (other than income taxes).

     Section 4. Mutilated or Missing Warrant Certificate. If any Warrant Certificate is mutilated, lost, stolen or destroyed, SGI shall, in the case of a mutilated Warrant Certificate, issue a new Warrant Certificate of like tenor upon surrender of such mutilated Warrant Certificate, and in case of the loss, theft or destruction of any Warrant Certificate, at the request of the Warrantholder, issue and deliver in exchange and substitution for the certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to SGI of such loss, theft or destruction of such Warrant Certificate and reasonable and customary indemnity and bond, if requested, also reasonably satisfactory to SGI. An applicant for such a substitute Warrant Certificate also shall comply with such other reasonable regulations and pay such other reasonable charges as SGI may prescribe to cover SGI's expenses in processing the mutilated Warrant Certificate or replacing the lost, stolen or destroyed Warrant Certificate.

     Section 5.  Certain Covenants.

          5.1 Reservation of Shares. SGI shall provide for the authorization and reservation of Shares for issuance upon the exercise of the Warrant.

          5.2 No Impairment. SGI shall not, by amendment of its Memorandum of Association or Bye-Laws or through reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other agreement or voluntary act, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by SGI.

     Section 6. Exercise Price. The Shares shall be purchasable upon the exercise of the Warrant at a price per Share of SGI equal to $1.00 per Share. The Exercise Price shall be subject to adjustments required pursuant to Section 7 hereof. The Exercise Price multiplied by the number of Shares issuable upon exercise of the Warrant may be referred to herein as the "Aggregate Exercise Price."

     Section 7. Adjustment of Exercise Price and Number of Interests. The number and kind of securities purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of the events set forth in this Section 7.

          7.1  Mechanical Adjustments--SGI.

               (a) If SGI shall at any time prior to the exercise of the Warrant issued hereby (i) pay a dividend in Shares or makes a pro rata distribution to all of its shareholders in Shares, (ii) subdivide its outstanding Shares into a greater number of Shares, or (iii) combine its outstanding Shares into a smaller number of Shares, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the number of Shares outstanding immediately before such dividend, distribution, subdivision or combination, and the denominator of which shall be the number of Shares outstanding immediately after such dividend, distribution, subdivision or combination. Such adjustments shall be made successively whenever any event specified above shall occur.

               (b) If SGI shall at any time prior to the exercise of the Warrant issued hereby declare a distribution (other than a distribution consisting solely of Shares) or otherwise distribute pro rata to all of its shareholders any assets, cash, property, rights, evidences of indebtedness or securities (other than Shares), a Warrantholder holding the unexercised Warrant shall thereafter be entitled, in addition to the Shares properly receivable upon the exercise thereof, to receive at no additional cost, upon the exercise of the Warrant, the same property, assets, cash, rights, evidences of indebtedness or securities that it would have been entitled to receive at the time of such distribution as if the Warrant had been exercised immediately prior to such distribution.

               (c) No adjustment need be made in connection with the issuance of any Shares or other securities of SGI or a successor to the business of SGI in a bona fide public offering pursuant to a firm commitment underwriting managed by a nationally recognized investment banking firm which is a member of the National Association of Securities Dealers, Inc. or for a price determined to be reasonable by the Board of Directors of SGI.

               (d)  In case any event shall occur as to which the provisions of
Section 7.1 are not strictly applicable but the failure to make any adjustment would not fairly protect rights represented by the Warrant in accordance with the essential intent and principles of such sections, then, in each case, SGI shall appoint a nationally recognized firm of certified public accountants (which may be the regular auditors of SGI), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 7, necessary to preserve, without dilution, the purchase rights represented by the Warrant. Upon receipt of such opinion, SGI will promptly mail a copy thereof to the holder of the Warrant and shall make the adjustments described therein.

          7.2 Notice of Adjustment. Whenever the number of Shares purchasable upon the exercise of the Warrant or the Exercise Price of such Shares is to be adjusted, as herein provided, SGI shall give reasonable advance notice to the Warrantholder (at least 20 days prior to the date on which the event requiring adjustment is expected to occur) by first class mail, postage prepaid, with a certificate of SGI, confirmed as to mathematical accuracy by a firm of independent certified public accountants selected by SGI (who may be the regular auditors employed by SGI), setting forth the number of Shares purchasable upon the exercise of the Warrant and the Exercise Price of such Shares after such adjustment and a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

          7.3 Reorganizations. In case of any capital reorganization, other than in the cases referred to in Section 7.1 hereto, or the consolidation or merger of SGI with or into another entity (other than a merger or consolidation in which SGI is the continuing entity and which does not result in any reclassification of the outstanding Shares or the conversion of such outstanding Shares into shares of stock or other securities or property), or the sale of the property of SGI as an entirety or substantially as an entirety (collectively such actions hereinafter being referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of a Warrant (in lieu of the number of Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of Shares which would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as reasonably determined by a nationally recognized independent certified public accounting firm selected by SGI (who may be the regular auditors employed by SGI), shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Warrantholder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of the Warrant. SGI shall not effect any such Reorganization unless upon or prior to the consummation thereof the successor entity, or if SGI shall be the surviving entity in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of Shares outstanding at the effective time thereof, then such issuer shall assume by written instrument the obligation to deliver to the Warrantholder such shares of stock, securities, cash or other property as the Warrantholder shall be entitled to purchase in accordance with the foregoing provisions. No provision of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by SGI of any of its corporate rights or powers to recapitalize, amend its Memorandum, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

          7.4 Statement on Warrants. Irrespective of any adjustments in the Exercise Price or the number or kind of Shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express on their face the same price and number and kind of Shares as are stated in the Warrant initially issuable pursuant to this Agreement and such shall not in any way affect the adjusted Exercise Price or number of Shares issuable upon exercise.

     Section 8. SGI's Representations and Warranties. SGI hereby represents and warrants to each Warrantholder as of the date hereof as follows:

          8.1 Status. SGI is an exempted company duly formed, validly existing and in good standing under the laws of Bermuda.

          8.2 Power. SGI has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted, and to enter into this Agreement and to carry out its obligations under this Agreement. All corporate or similar action required to be taken by SGI in connection with the execution, delivery and performance of this Agreement has been duly taken.

          8.3 No Conflicts. Neither the execution and delivery of this Agreement nor the performance by SGI of any of SGI's obligations hereunder, will
(i) conflict with, result in a breach of, or constitute (with notice, lapse of time or both) a default under, or result in the creation or imposition of any lien, charge, security interests or other encumbrance upon any of SGI's property pursuant to the terms of any indenture, mortgage, deed of trust, security agreement, loan agreement, license, lease, undertaking or any other agreement, instrument or document to which SGI is a party, by which SGI is bound or to which any of SGI's properties are subject, the conflict with, breach of or default under, or the creation or imposition of which, would have an adverse effect on the ability of SGI to fully and timely perform any of its obligations under this Agreement, or (ii) violate the Memorandum of Association or Bye-Laws, or (iii) violate any provision of any federal, state or local law, rule or regulation to which SGI is subject, or any judgment, writ, decree, injunction or order to which SGI is a party or by which SGI is bound, which violation would have an adverse effect on the ability of SGI to perform its obligations hereunder, or a material adverse effect on the business, assets or financial condition of SGI.

          8.4 Binding Obligation. This Agreement constitutes the legal, valid and binding obligation of SGI, enforceable in accordance with its terms.

     Section 9. Warrantholder's Representations and Warranties. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and Shares purchasable upon exercise of the Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution hereof or of any of the Shares or other securities issuable upon the exercise thereof, and not with any present intention of distributing any of the same. Upon exercise of this Warrant, the holder shall, if requested by SGI, confirm in writing, in a form satisfactory to SGI, that Shares purchasable upon exercise of the Warrant so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of the Warrant that SGI receive such other representations as SGI considers reasonably necessary to assure SGI that the issuance of its securities upon exercise of the Warrant shall not violate any United States or state securities laws.

     Section 10. Information to Warrantholder. In addition to any other rights to notice pursuant to this Agreement, SGI shall provide the following information to the Warrantholder after the Commencement Date:

                  (i) information regarding any distribution by SGI to the owners of any equity securities of SGI;

                  (ii) information regarding the granting to owners of any equity securities of SGI, including holders of Shares, of any rights to subscribe for or purchase any equity securities of SGI since the date of this Agreement;

                  (iii) information regarding any amendment to the Memorandum of Association or Bye-Laws of SGI since the date of this Agreement;

                  (iv) information regarding any proposed reclassification or change in any Shares or any consolidation, merger, or sale of substantially all of the assets, property or business of SGI; or

               (v) such written information, documents and reports as have been delivered to all shareholders of SGI since the date of this Agreement; and

               (vi) such additional information as the Warrantholder may reasonably request.

     Section 11. Warrantholder Not a Shareholder. The Warrantholder, as the holder of the Warrant, shall not be, and shall not have any of the rights or privileges of, a Shareholder of SGI with respect to the Shares purchasable hereunder, unless and until the Shares shall have been issued and delivered to such Warrantholder in accordance with this Warrant Agreement.

     Section 12. Notices. Any notices or other communications required or permitted to be given hereunder shall be in writing and either delivered in person, sent by courier, sent by mail, registered or certified mail, postage prepaid, return receipt requested, or sent by facsimile transmission and addressed to SGI at 595 Howe Street, Suite 1115, Vancouver, British Columbia V6C 2T5, Canada, Attn: Malcolm P. Burke, facsimile no.: 604-687-8678 (with a copy to Altheimer & Gray, 10 South Wacker Drive, Suite 4000, Chicago, Illinois 60606,
Attn: Andrew W. McCune, facsimile no.: 312-715-4800) and to the Warrantholder as set forth on the signature page to this Agreement, or such other address as either party may from time to time specify in writing to the other in the manner aforesaid. Such notices or communications shall be deemed delivered upon personal or courier delivery or refusal of such delivery, five (5) business days after being sent by mail, as set forth above or the first business day following confirmed transmission if sent by facsimile transmission; provided such notice or other communication is also mailed in accordance with the foregoing requirements within two (2) days of delivery by facsimile.

     Section 13.  Successors and Assigns/Assignment.

             13.1 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns hereunder; provided, however, that neither this Agreement nor the Warrant Certificate may be sold, assigned or transferred by any Warrantholder (i) in the absence of an effective registration statement or an exemption from such requirement under the Act, qualification or exemption from such requirement under any applicable state laws or an opinion of counsel in form and substance satisfactory to SGI that registration is not required under the Act and under any applicable state laws; (ii) except as permitted pursuant to and in compliance with the applicable gaming laws and regulations; and (iii) with prior consent of SGI.

             13.2 Assignment. Neither this Agreement, any Warrant nor any Warrant Certificate may be sold, assigned or otherwise transferred, except to an Affiliate of Warrantholder, unless SGI shall have consented thereto. It shall be a condition to such assignment that the assignee execute a copy of this Agreement. SGI may not be sell, assign or otherwise transfer this Agreement, except to an Affiliate of SGI, unless the Warrantholder shall have consented thereto. As used herein, an "Affiliate" is any person or entity which controls a party to this Agreement, which that party controls, or which is under common control with that party. "Control" means the power, direct or indirect, to direct or cause the direction of the management and policies of a person or entity through voting securities, contract or otherwise.

     Section 14. Fractional Shares. Fractional Shares shall not be issued to the Warrantholder on exercise of any Warrant. In lieu thereof, the Warrantholder shall receive the nearest whole number of Shares to which the Warrantholder is entitled on such exercise.

     Section 15. Applicable Law. This Agreement, the Warrant and the Warrant Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of Tennessee, without giving effect to the conflicts of laws principles thereof.

     Section 16. No Third Party Benefits. This Agreement shall not be construed to give to any person or entity, other than SGI and the Warrantholder, any legal or equitable right, remedy or claim under this Agreement, the Warrant or the Warrant Certificates, and this Agreement, the Warrants and the Warrant Certificates shall be for the sole and exclusive benefit of SGI and the Warrantholder.

     Section 17. Counterparts. This Agreement may be executed in any number of counterparts or duplicate originals, each of which shall be an original, but all of which together shall constitute one instrument.

     Section 18. Entire Understanding. This Agreement constitutes the entire agreement between the parties hereto with respect to the matters set forth herein and supersedes all prior agreements, understandings and arrangements with respect to the matters herein. This Agreement cannot be modified except by a written instrument signed by SGI and the Warrantholder.

     Section 19. Attorneys' Fees. If an action is instituted by any of the parties hereto in any court of law or equity pertaining to the interpretation or enforcement of any of the provisions of this Agreement, the prevailing party shall be entitled to recover, in addition to any judgment or decree rendered therein, all court costs and reasonable attorneys' fees and expenses.

     Section 20. Specific Performance/Cumulative Remedies. SGI acknowledges that, if it breaches any of its obligations hereunder, the Warrantholder shall suffer irreparable injury for which damages shall be insufficient, and that the Warrantholder, individually or as a group, shall have the right of specific performance of such obligations. Notwithstanding the foregoing, the remedies available to the Warrantholder in the event of a breach by SGI of this Agreement shall be cumulative of those at law, equity or otherwise.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed as of the day and year first above written.

                                        SKY GAMES INTERNATIONAL LTD.


                                    By: /s/ Malcolm P. Burke
                                        ---------------------------
                                        Name:  Malcolm P. Burke
                                               --------------------
                                        Title: President
                                               ---------


                                        HARRAH'S INTERACTIVE INVESTMENT
                                          COMPANY


                                    By: /s/ John M. Boushy
                                        -----------------------------
                                        Name:  John M. Boushy
                                               ----------------------
                                        Title: Senior Vice President
                                                ---------------------

                                        Address:    1023 Cherry Road
                                                    Memphis, Tennessee 38117
                                        Facsimile:  901-762-8914

                                   EXHIBIT A
                                   ---------
                                 WARRANTHOLDER
                                 -------------

Name                                    Shares Issuable on Exercise
----                                    ---------------------------
Harrah' s Interactive Investment        The number of Shares equal to
 Company                                1,000,000 Shares less the number of
                                        Shares issued pursuant to conversion
                                        of that certain Convertible Secured
                                        Promissory Note dated the date hereof
                                        issued under that certain Funding
                                        Agreement dated the date hereof
                                        between SGI and IEL, as borrower, and
                                        Warrantholder, as lender.

                                        If SGI shall at any time prior to the
                                        exercise of the Warrant (i) pay a
                                        dividend in Shares or makes a pro
                                        rata distribution to all of its
                                        Shareholders in Shares, (ii)
                                        subdivide its outstanding Shares into
                                        a greater number of Shares, or (iii)
                                        combine its outstanding Shares, the
                                        Exercise Price in effect immediately
                                        after the record date for such
                                        dividend shall be adjusted so that it
                                        shall equal the price determined by
                                        multiplying the Exercise Price in
                                        effect immediately prior thereto by a
                                        fraction, the numerator of which
                                        shall be the number of Shares
                                        outstanding immediately before such
                                        dividend, distribution, subdivision
                                        or combination.  Such adjustments
                                        shall be made successively whenever
                                        any event specified shall occur.

                                   EXHIBIT B
                                   ---------
                              WARRANT CERTIFICATE
                              -------------------

No. 1

THE SECURITIES EVIDENCED BY THIS CERTIFICATE AND THE SECURITIES THAT MAY BE ACQUIRED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES THAT MAY BE ACQUIRED UPON ITS EXERCISE MAY BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT AND QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SGI THAT SUCH REGISTRATION OR QUALIFICATION OR BOTH IS NOT REQUIRED.

                         WARRANT TO PURCHASE SHARES OF

                         SKY GAMES INTERNATIONAL LTD.

                       VOID AFTER 5:00 P.M. MEMPHIS TIME
                                      ON
                             ____________ __, 1997

      This Warrant Certificate certifies that, for value received, Harrah's Interactive Investment Company, a Nevada corporation (the "Warrantholder"), the registered holder hereof, or its permitted assigns, is entitled to purchase ______________ from SKY GAMES INTERNATIONAL, a Bermuda exempted company ("SGI"), the Shares of SGI or such other number of Shares as the Warrantholder then is entitled to purchase pursuant to the Warrant Agreement (as hereinafter defined). The right granted herein may be exercised at the times and in the amounts on and after the Commencement Date (as such date is defined in the Warrant Agreement) specified in the Warrant Agreement and shall terminate at the Termination Date (as such date is defined in the Warrant Agreement) specified in the Warrant Agreement. Closing of such exercise is subject to the satisfaction of several conditions set forth in the Warrant Agreement. The purchase price for each Share upon exercise of this Warrant initially shall be as set forth in the Warrant Agreement (the "Exercise Price"). The Exercise Price and the number of Shares of SGI purchasable upon exercise of this Warrant are subject to adjustment from time to time as set forth in the Warrant Agreement.

     Subject to the terms of the Warrant Agreement, this Warrant may be exercised in whole or in part by presentation of this Warrant Certificate with the Exercise Form and Investment Certificate attached hereto duly completed and executed and simultaneous payment of the Exercise Price for all of the Shares for which the Warrant is then exercised at the principal office of SGI. Payment of such Exercise Price shall be made to SGI in cash, by certified bank or cashier's check made payable to the order of SGI or other immediately available funds.

     This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of May __, 1997 (the "Warrant Agreement"), between SGI and the Warrantholder named therein, and is subject to the terms and provisions contained in the Warrant Agreement, to, which the Warrantholder consents by acceptance hereof.

    This Warrant Certificate is transferable at the office of SGI in the manner and subject to the limitations set forth in the Warrant Agreement.

    Neither this Warrant Certificate nor the Warrant entitles the Warrantholder to any of the rights of a partner or a Shareholder of SGI.

    IN WITNESS WHEREOF, SGI has caused this Warrant Certificate to be duly executed and delivered by its duly authorized officer as of May __, 1997.

                                        SKY GAMES INTERNATIONAL LTD.


                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------


                                           Title:
                                                 ------------------------------

                                   EXHIBIT C
                                   ---------
                            TO WARRANT CERTIFICATE
                            ----------------------

                                 EXERCISE FORM
                                 -------------

The undersigned hereby irrevocably elects to exercise the Warrant represented by Warrant Certificate No. 1 dated as of May __, 1997, of Sky Games International Ltd. ("SGI"), and pursuant to the terms of that certain Warrant Agreement dated as of May __, 1997 between SGI and the Warrantholder, hereby tenders to SGI the aggregate payment therefor of $_____________, for ____ Shares of Common Stock, par value Cdn. $.01.

Name
    -----------------------------------

Address
       --------------------------------

Signature
         ------------------------------

Date
    -----------------------------------

(Signature must conform in all respects to name of Warrantholder on the face of the Warrant Certificate.)

                              CONVERTIBLE SECURED
                                PROMISSORY NOTE



$1,000,000                                     Memphis, Shelby County, Tennessee
                                                                    May 13, 1997


          This PROMISSORY NOTE (this "Note") is executed as of this 13th day of May, 1997, by Interactive Entertainment Limited, a Bermuda exempted company ("IEL"), whose address is c/o Harrah's Interactive Entertainment Company, 1023 Cherry Road, Memphis, Tennessee 38117 (facsimile no.: 901-762-8914), in favor of Harrah's Interactive Investment Company, a Nevada corporation ("HIIC" or "Holder"), whose legal address is 1023 Cherry Road, Memphis, Tennessee 38117.

          1. Promise to Pay. For value received, Maker hereby promises to pay to the order of Holder the principal sum equal to the lesser of $1,000,000 or the aggregate amounts advanced hereunder ("Loan Amount") pursuant to the terms and conditions of that certain Funding Agreement between, inter alia, Maker and Holder dated contemporaneously herewith (the "Funding Agreement") and related Financing Agreements (as defined in the Funding Agreement), together with interest thereon at the rate as hereinafter specified, all in lawful money of the United States of America which constitutes legal tender for payment of debts, public and private, at the time of payment.

          2. Interest Rate. Interest on the unpaid principal balance of this Note outstanding from the date hereof and from time to time shall be paid at a rate equal to the prime rate, plus two percent (2%) per annum ("Interest Rate"). The prime rate shall be that as published from time to time in The Wall Street Journal. Interest payable hereunder shall be calculated on a 360-day year based on the actual number of days for which any amounts payable hereunder remain outstanding.

          3. Maturity Date. The "Maturity Date" shall mean June 21, 1997. The entire outstanding principal balance of this Note, together with all accrued but unpaid interest, shall, if not previously paid (including by way of conversion into Shares (as herein defined) pursuant to Section 7 hereof), be finally due and payable on the Maturity Date.

          4. Payment Schedule. Interest shall accrue on the outstanding principal balance hereunder at the Interest Rate. Payments of interest only shall be payable by withholding amounts equal to accrued and unpaid interest from each advance hereunder subsequent to the initial advance until the Maturity Date, at which time the entire outstanding principal balance of this Note together with all accrued but unpaid interest hereunder shall, if not previously paid, be fully due and payable.

          5. Prepayment Privilege. Maker shall have the right to prepay all or any portion of the Loan Amount, plus an accrued and unpaid interest thereon, at any time; provided, however, that Maker shall give Holder at least five (5) days' prior written notice of any proposed prepayment.

          6. Security. The obligations of Maker under this Note shall be secured by the Security Agreement dated as of the date hereof attached as Exhibit E to the Funding Agreement and guaranteed by the Guaranty dated as of the date hereof attached as Exhibit C to the Funding Agreement, and any and all other documents which may be delivered in connection with the granting or perfection of such security or which may secure this Note from time to time (collectively, the "Security Documents"). Maker agrees to take such other action and execute such other documents as may be requested by Holder to perfect its security interest in such collateral.

          7. Conversion. Effective immediately upon consummation of the amalgamation of IEL and SGI Holding Corporation Limited ("SGIH"), the outstanding Loan Amount and accrued interest due hereunder as of the date of such amalgamation (the "Outstanding Amount") shall automatically convert into the number of shares of common stock, par value Cdn$.01 per share, of SGI ("Shares") at the conversion price per Share of $1.00 (the "Conversion Price") without any further action required by either Maker or Holder.

          In the event of any capital reorganization or reclassification of the Shares, any consolidation or merger of Maker with or into a corporation, limited partnership, limited liability company or other entity or any sale, lease or other disposition of all or substantially all of the assets of Maker, that is effected in such a manner that holders of Shares are entitled to receive securities and/or property (including cash) with respect to or in exchange for Shares and that does not result in a prepayment by Maker pursuant to Section 5, Maker shall, as a condition precedent to such transaction, cause effective provision to be made so that Holder, or an affiliate of Holder, shall have the right thereafter to convert this Note for the kind and amount of securities and/or other property receivable upon such event by a holder of the number of Shares for which this Note could have been converted immediately prior to such event.

          In the event that SGI shall at any time prior to the exercise of the conversion of the Note, (i) pay a dividend in Shares or make a pro rata distribution to all of its shareholders in Shares, (ii) subdivide its outstanding Shares into a greater number of Shares, or (iii) combine its outstanding Shares into a smaller number of Shares, the Conversion Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the number of Shares outstanding immediately before such dividend, distribution, subdivision or combination, and the denominator of which shall be the number of Shares outstanding immediately after such dividend, distribution, subdivision or combination. Such adjustments shall be made successively whenever any event specified above shall occur.

          8. Application of Payments. All payments hereunder shall be applied first to the payment of late charges on defaulted payments as hereinafter provided; second, to the payment of accrued and unpaid interest on the principal of this Note, including interest accrued at the Default Rate as hereinafter provided; and third, to the reduction of principal of this Note.

          9. Default Interest Rate and Late Charge on Defaulted Payments. Any payment not make within five (5) days after the same is due hereunder, and including the entire balance of principal, interest and other sums due upon the maturity hereof, by acceleration or otherwise, shall bear interest at three percent (3%) above the then current Interest Rate ("Default Rate"), such interest to accrue from the date due until paid. In addition, a late charge of four cents ($.04) per dollar shall be due and payable on all sums not paid when due but not on any sums due by reason of acceleration.

          10. Default. Each of the following shall constitute an "Event of Default" under this Note:

               (a) the failure of Maker to pay in full any amount due hereunder by the date the same is due, as provided herein, and such failure shall continue for five (5) days after written notice from Holder to Maker of such failure, or Maker's failure to pay in full any amount due hereunder upon maturity of this Note, by acceleration or otherwise;

          (b) the failure of Maker to perform, satisfy and observe in all material respects, when due, any of the obligations, covenants, conditions and restrictions under the Financing Agreements or the failure of any representations and warranties thereunder to be true and correct in any material respect, not involving the payment of money, and such failure shall continue for fifteen (15) days after written notice from Holder to Maker of such failure, or if said failure cannot reasonably be cured within said fifteen (15)-day period, Maker shall not have pursued the cure with reasonable diligence and shall not have cured such failure within sixty (60) days after the written notice from Holder to Maker or SGI and SGIH described above;

          (c) an uncured default by Maker shall exist under the Security Documents; or

          (d) an uncured default by either or both of SGI or SGIH shall exist under any of the Financing Agreements.

     11. Right to Accelerate on Event of Default. Upon any uncured Event of Default hereunder, the entire balance of principal, accrued interest, and any other sum owing hereunder shall, at the option of Holder, become at once due and payable without prior notice or demand.

     12. Waivers of Demand, etc. Maker and all parties now or hereafter liable for the payment hereof, primarily or secondarily, directly or indirectly, and whether as endorser, guarantor, surety, or otherwise, severally waive demand, presentment, notice of dishonor or nonpayment, protest and notice of protest, and diligence in collecting, and consent to extensions of time for payment, renewals of this Note and acceptance of partial payments, whether before, at, or after maturity, all or any of which may be made without notice to any of said parties and without affecting their liability to Holder.

     13. Costs of Collection. Maker and all parties now or hereafter liable for the payment hereof agree, jointly and severally, to pay all costs and expenses, including reasonable attorneys' fees, incurred in collecting this Note or any part thereof.

     14. No Usury Payable. The provisions of this Note and of all Agreements between Maker and Holder are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance, or retention of the Loan Amount ("Interest") exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, the performance or fulfillment of any provision hereof or of any other agreement between Maker and Holder shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law, then, ipso facto, the obligation to be performed or fulfilled shall be reduced to such limit. If, from any circumstance whatsoever, Holder should ever receive as Interest an amount which would exceed the highest lawful rate, the amount which would be excessive Interest shall be applied to the reduction of the principal balance owing hereunder (or, at Holder's option, or if no principal shall be outstanding, be paid over to Maker) and not to the payment of Interest.

     15. Severability of Provisions. If any provision hereof shall, for any reason and to any extent, be invalid or unenforceable, then the remainder of the instrument in which such provision is contained, the application of the provision to other persons, entities or circumstances, and any other instrument referred to herein shall not be affected hereby but instead shall be enforceable to the maximum extent permitted by law.

     16. Successors to Maker or Holder. The term "Maker" as used herein shall include the original maker of this Note and any party who may subsequently become primarily liable for the payments hereof. The term "Holder" as used herein shall mean the original payee of this Note or, if this Note is transferred, the then holder of this note, provide that this Note shall not be transferred, negotiated or assigned, except to an Affiliate of Holder, without the prior consent of Maker, which consent shall not be unreasonably withheld, and, until written notice is given to IEL designating another party as Holder, Maker may consider the Holder to be the original payee or the party last designated as Holder in a written notice to IEL. As used herein "Affiliate" is any person or entity which controls a party to the Financing Agreements, which that person controls, or which is under common control with that party. "Control" means the power, direct or indirect, to direct or cause the direction of the management and policies of a person or entity through voting securities, contract or otherwise.

          17. Notices. All notices and other communications to be delivered or made under this Note shall be in writing, signed by the party giving the same, and shall be deemed properly given and shall be effective (i) five (5) business days after mailed, if sent by registered or certified mail, postage prepaid,
(ii) when actually received or delivery is refused, if delivered personally or delivered by courier, (iii) upon the first business day following confirmed transmission, if transmitted by facsimile; provided such notice or communication is also mailed in accordance with the foregoing requirement within two (2) days of delivery by facsimile to the address set forth in the first paragraph of this Note, or to such other address as a party may designate by written notice to the other party.

          18. Captions for Convenience. The captions to the Sections hereof are for convenience only and shall not be considered in interpreting the provisions hereof.

          19. Governing Law. Regardless of the place of its execution, this Note shall be construed and enforced in accordance with the laws of the State of Tennessee.

                         MAKER:

                         INTERACTIVE ENTERTAINMENT LIMITED


                         By: /s/ Malcolm P. Burke
                             --------------------

                         Its: Vice President
                              -------------------

                         HOLDER:

                         HARRAH'S INTERACTIVE INVESTMENT COMPANY

                         By: /s/ John M. Boushy
                             ----------------------

                         Its: Senior Vice President
                              ---------------------


                         AGREEMENT AND ACKNOWLEDGMENT

          Sky Games International Ltd., a Bermuda exempted company ("SGI"), hereby acknowledges that the Outstanding Amount under this Note may convert into shares of common stock, Cdn$.01 per share ("Shares"), of SGI under certain circumstances and hereby agrees to issue Shares in accordance with the terms of this Note in the event of any such conversion.

                         SKY GAMES INTERNATIONAL LTD.

                         By: /s/ Malcolm P. Burke
                             ----------------------
                         Its: President
                              ---------

                                                                [EXECUTION COPY]
                                                                ----------------

                              SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "Security Agreement") dated as of May 13, 1997 is entered into by Interactive Entertainment Limited, a Bermuda exempted company ("Debtor") and Harrah's Interactive Investment Company, a Nevada corporation (the "Secured Party").

                                   Recitals:
                                   ---------

     A. SGI Holding Corporation Limited ("SGIH") and Debtor have requested that the Secured Party provide Debtor with a loan to Debtor (the "Loan"), which Loan will provide Debtor with funds necessary to permit Debtor to carry on Debtor's day-to-day business activities.

     B. The Secured Party has agreed, although the Secured Party is under no obligation to do so, to make such Loans and other financial accommodations to Debtor from time to time which are pursuant to and reflected in the Funding Agreement, the Convertible Promissory Note (the "Note"), the Pledge and Security Agreement, the Guaranty, the Warrant Agreement, all of even date herewith (collectively, with this Security Agreement, the "Financing Agreements").

     C. Secured Party's agreement to make the Loan is conditioned on the guaranty of such Loan by SGIH, the receipt of a security interest in all of the assets of IEL as evidenced by this Security Agreement.

                                  Agreements:
                                  -----------

     NOW, THEREFORE, in consideration of the premises set forth therein, and to induce Secured Party to make the Loan and financial accommodations to Debtor on the terms and provisions and as reflected in the Note and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Definitions. The following terms shall have the following meanings:

          "Accounts" shall mean any "account," as such term is defined in the Uniform Commercial Code.

          "Chattel Paper" shall mean any "chattel paper," as such term is defined in the Uniform Commercial Code.

          "Collateral" is defined in Section 2 hereof.

          "Contracts" shall mean all contracts, undertakings or other agreements (other than rights evidenced by Chattel Paper or Documents) in or under which Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

          "Copyrights" shall mean any of Debtor's copyrights, rights and interests in copyrights, works protectible by copyrights, copyright registrations and copyright applications and all renewals of any of the foregoing, all income, royalties, damages and payments now or hereafter due or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

          "Default" shall mean the occurrence of an uncured Event of Default.

          "Documents" shall mean any "documents," as such term is defined in the Uniform Commercial Code.

          "Event of Default" shall mean an uncured event of default under the Financing Agreements.

          "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code and shall include motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

          "General Intangibles" shall mean any "general intangibles," as such term is defined in the Uniform Commercial Code and shall include, without limitation, all right, title and interest in or under any Contract, drawings, materials and records, claims, literary rights, goodwill, rights of performance, Copyrights, Trademarks, Patents, warranties, rights under insurance policies and rights of indemnification.

          "Goods" shall mean any "goods," as such term is defined in the Uniform Commercial Code.

          "Inventory" shall mean any "inventory," as such term is defined in the Uniform Commercial Code.

          "Investment Property" shall mean any "certificated security," or "uncertificated security" as such terms are defined in the Uniform Commercial Code.

          "Patents" shall mean any of Debtor's patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and the reissues, divisions, continuation, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

          "Proceeds" shall mean "proceeds," as such term is defined in the Uniform Commercial Code and shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments, in any form whatsoever, made or due and payable from time to time in connection with any confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority, and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

          "Trademarks" shall mean any of Debtor's trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith and renewals thereof, and all income, royalties, damages and payments now or hereafter due or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of Tennessee; provided, however, if, by reason of mandatory provisions of law, the attachment, perfection or priority of Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Tennessee, the term "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     2. Grant of Security Interest. As collateral security for the Loan, Debtor hereby pledges and grants to Secured Party a lien on and security interest in and to all of Debtor's right, title and interest in the following property and interests in property, whether now owned or hereafter acquired by Debtor and wherever located (collectively, the "Collateral"):

          (a)  all Accounts;

          (b)  all Inventory;

          (c)  all General Intangibles;

          (d)  all Equipment;

          (e)  all Documents;

          (f) all Contracts, including, without limitation, that certain Cross-License Agreement, dated as of December 30, 1994, between Harrah's Interactive Entertainment Company, a Nevada corporation and an affiliate of Secured Party ("HIEC"), and Sky Games International Ltd., a Bermuda exempted company f/k/a Creator Capital Inc., an affiliate of SGIH ("SGI"), a copy of which is attached as Exhibit A hereto;

          (g)  all Goods;

          (h)  all Investment Property;

          (i) all bank and depositary accounts maintained by Debtor, all funds on deposit therein, all investments arising out of such funds, all claims thereunder or in connection therewith, and all cash, securities, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of such accounts; and

          (j) all other tangible and intangible property of Debtor, including without limitation, all Proceeds, products, accessions, rents, profits, income, benefits, substitutions, additions and replacement of and to any of the property described in this Section 2 including, without limitation, any proceeds of insurance thereon and all rights, claims and benefits against any person relating thereto) and all books, correspondence files, records, invoices and other papers, including, without limitation, all tapes, cards, computer runs, computer programs, computer files and other papers, documents and records in the possession or under the control of Debtor or any computer bureau or service company from time to time acting for Debtor.

     3. Representations, Warranties and Covenants of Debtor. Debtor represents and warrants to, and covenants with, Secured Party as follows:

          (a) This Agreement is effective to create in favor of Secured Party a valid security interest in and lien upon all of Debtor's right, title and interest in and to the Collateral and, upon the filing of appropriate Uniform Commercial Code financing statements, such security interest will be duly perfected in all of the Collateral.

          (b) Debtor has full right, power and authority to assign and transfer its interest in the Collateral to Secured Party and to confer upon Secured Party the rights, interests, powers and authorities herein granted and conferred.

          (c) Debtor's interests in the Collateral are not subject to any claim, setoff, lien or encumbrance of any nature, except as created hereby.

     4. Agreements of Debtor. Debtor hereby agrees with Secured Party as follows:

          (a) Other Documents and Actions. Debtor shall give, execute, deliver, file or record any financing statement, notice, instrument, agreement or other document that may be necessary or desirable in the reasonable judgment of Secured Party to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Secured Party to exercise and enforce the rights of Secured Party hereunder with respect to such security interest.

          (b) Books and Records. Debtor shall maintain complete and accurate books and records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Debtor shall permit any representative of Secured Party to inspect such books and records at any time during reasonable business hours and shall provide photocopies thereof to Secured Party upon the request of Secured Party.

          (c) Further Identification of Collateral. Debtor shall, when and as often as reasonably requested by Secured Party, furnish to Secured Party, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

          (d) Changes in Name; Location. Debtor shall notify Secured Party promptly in writing prior to any change in Debtor's name, identity or corporate structure or the proposed use by Debtor of any new trade name or fictitious business name.

          (e) Collections. Until notice from Secured Party to the contrary, given at any time during any Default, Debtor shall, at its own expense, endeavor to collect all amounts due with respect to any of the Accounts and shall take such action with respect to such collection as Debtor may deem advisable.

     5.   Remedies.  During the period of any Default:

          (a) Secured Party shall have, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a Secured Party upon a default under the Uniform Commercial Code (whether or not the Uniform Commercial Code applies to the affected Collateral) and Secured Party may, without notice, demand or legal process of any kind except as may be required by law, at any time or times (i) enter Debtor's premises and take physical possession of the Collateral and maintain such possession on Debtor's premises or remove the Collateral or any part thereof to such other place or places as

Secured Party may desire, (ii) require Debtor to, and Debtor hereby agrees to, assemble the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Secured Party and Debtor and (iii) either (x) retain the Collateral for Secured Party's own use and benefit, or (y) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof at public or private sale, at any exchange, broker's board or at any of the offices of Secured Party or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned;

          (b) Secured Party may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments or otherwise modify the terms of, any of the Collateral; and

          (c) Secured Party may, in the name of Secured Party or in the name of Debtor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

     6. Deficiency; Application of Proceeds. If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the amounts owed under the Notes, Debtor shall remain liable for any deficiency. The proceeds of any collection, sale or other realization of all or any part of the Collateral shall be applied: first, to payment of all expenses payable or reimbursable by Debtor under the Notes; second, to payment of all accrued unpaid interest on the Notes; third, to payment of principal of the Notes; and last, any remainder shall be for the account of and paid to Debtor.

     7. Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the discretion of Secured Party, after an uncured Event of Default, solely for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary to accomplish the purposes of this Agreement.

     8. Termination. This Agreement and the liens and security interests granted hereunder shall terminate upon the satisfaction of the obligation under the Note, including by way of conversion of amounts outstanding under the Note into shares of common stock, Cdn. $.01 par value, of SGI in connection with the amalgamation of IEL with and into SGIH.

     9. Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as Secured Party may reasonably require in order for Secured Party to obtain the full benefits of this Agreement, including, without limitation, using Debtor's best efforts to secure all consents and approvals necessary or appropriate for the assignment to Secured Party of any Collateral held by Debtor or in which Debtor has any rights not heretofore assigned, the filing of any financing or continuation statements under the Uniform Commercial Code with respect to the Liens and security interests granted hereby, transferring Collateral to Secured Party's possession if a security interest in such Collateral can be perfected by possession, placing the interest of Secured Party as lienholder on the certificate of title of any motor vehicle and obtaining waivers of liens from landlords and mortgagees. Debtor further hereby authorizes Secured Party to file any such financing or continuation statement without the signature of Debtor to the extent permitted by law.

     10. Consent and Agreement of HIEC and SGI. HIEC's and SGI's consent to this Security Agreement and to Debtor's encumbering its interest in the Collateral as provided herein and HIEC's and SGI's agreement to the provisions, terms and conditions hereof is evidenced by the Consent and Agreement of HIEC and the Consent and Agreement of SGI attached hereto and made a part hereof.

     11. No Assumption by Secured Party. Neither this Security Agreement nor any action or actions on the part of Secured Party shall constitute an assumption of any obligation, duty or liability on the part of Secured Party and Debtor shall continue to be liable for all its obligations in connection with the Collateral, Debtor hereby agreeing to perform each and all of its obligations under the Collateral and to indemnify and hold Secured Party free and harmless from and against any loss, cost, liability, damage or expense (including without limitation attorneys fees and expenses) resulting from any failure of Debtor to so perform.

     12.  General.

          (a) No failure of Secured Party to avail itself of any of the terms and conditions of this Security Agreement for any period of time shall be construed to be a waiver of any of its rights hereunder and Secured Party shall have the full right and authority to enforce this Assignment or any of its terms at any time or times that Secured Party shall deem fit.

          (b) Secured Party shall incur no liability to Debtor if any action taken by Secured Party or in its behalf in good faith pursuant to this Assignment or any of the other Financing Agreements shall prove to be in whole or in part inadequate or invalid.

          (c) All notices and other communications to be delivered or made hereunder shall be in writing and shall be (i) delivered personally, (ii) sent by postage prepaid certified mail, return receipt requested, (iii) sent by express courier service, or (iv) sent by facsimile at the following addresses or at such other addresses as shall be described in written notice as provided herein:

          Debtor:    Interactive Entertainment Limited
                             595 Howe Street, Suite 1115
                             Vancouver, British Columbia V6C 2T5
                             Facsimile No.: 604-687-8678

          With a copy to:    Altheimer & Gray
                             10 South Wacker Drive, Suite 4000
                             Chicago, Illinois 60606
                             Attn: Andrew W. McCune, Esq.
                             Facsimile No.: 312-715-4800

          Secured Party:     Harrah's Interactive Investment Corporation
                             1023 Cherry Road
                             Memphis, Tennessee 38117
                             Attn: John M. Boushy

                             Facsimile No.: 901-762-8914

          With a copy to:    Harrah's Entertainment, Inc.
                             1023 Cherry Road
                             Memphis, Tennessee 38117
                             Attn: John W. McConomy, Esq.
                             Facsimile No.: 901-762-8735

All such notices and communications shall be effective, if mailed, upon expiration of the fifth (5th) day following the date of mailing (except that any notice of change of address shall be effective only upon receipt by the party to whom such notice is addressed), and if delivered personally or delivered by courier, upon receipt or refusal of delivery and if by facsimile, upon the first business day following confirmed transmission; provided such notice or communication is also mailed in accordance with the foregoing requirements within two (2) days of delivery by facsimile.

          (d) This Security Agreement and the other Financing Agreements shall be governed by and construed in accordance with the laws of the State of Tennessee. Debtor and Secured party further agree that the determination of any action relating to this Security Agreement or any of the Financing Agreements delivered in favor of Secured Party shall be either an appropriate court of the State of Tennessee or the United States District Court for the Western District of Tennessee.

          (e) All of the rights of Secured Party under this Assignment shall be cumulative and shall inure to the benefit of and may be enforced by Secured Party and its successors and assigns. All obligations of Debtor, HIEC and SGI hereunder shall be binding upon the legal representatives, successors and Debtors of Debtor, HIEC and SGI.

          (f) The section headings in this Security Agreement are for convenience of reference only, are not to be considered in part hereof and shall not limit or otherwise affect any of the terms hereof.

          (g) This Security Agreement may be executed in any number of counterparts each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Debtor has executed this Security Agreement as of the date first above written.


                              INTERACTIVE ENTERTAINMENT LIMITED



                              By: /s/ Malcolm P. Burke
                                  --------------------
                                  Name: Malcolm P. Burke
                                        ----------------
                                  Title: Vice President and Director
                                         ---------------------------

                                   EXHIBIT A

                            CROSS-LICENSE AGREEMENT

                             CONSENT AND AGREEMENT
                                       OF
                          SKY GAMES INTERNATIONAL LTD.


     With respect to its interest in the Cross-License Agreement (the "Agreement") referred to in the attached Security Agreement (the "Security Agreement") from Interactive Entertainment Limited, a Bermuda exempted company ("Assignor"), to and for the benefit of Sky Games International Ltd., a Bermuda exempted company f/k/a Creator Capital Inc., a Yukon Territory corporation ("Assignee"), the undersigned ("SGI") hereby: (a) consents to Assignor's assignment of all of its right, title and interest in the Agreement as provided in the Assignment and to Assignor's encumbering its interest in the Agreement as provided therein; (b) confirms that the Exhibit A attached to the Agreement is a true, correct and complete copy of the Agreement, the Agreement is in full force and effect and constitutes and represents the entire agreement between Assignor and SGI with respect to the rights and licenses contained therein, there have been no modifications or additions thereto, written or oral, and there exists no breach, default or event of default which, with the giving of notice or the passage of time or both, would constitute a breach thereunder; (c) agrees to all of the provisions, terms and conditions set forth in the Assignment as they relate to SGI; (d) agrees to give the notices and certificates and observe and perform the agreements of SGI provided therein; and (e) agrees to recognize Assignee under the Agreement for all purposes as though Assignee were an original party thereunder upon Assignee's assumption of the Agreement pursuant to Section 5 or 6 of the Assignment.

     IN WITNESS WHEREOF, SGI has executed this Consent and Agreement as of the date first set forth in the Assignment.


                                 SKY GAMES INTERNATIONAL LTD.



                                 By: /s/ Malcolm P. Burke
                                     -------------------------
                                 Name: Malcolm P. Burke
                                       -----------------------
                                 Title: President
                                        ----------------------

                             CONSENT AND AGREEMENT
                                       OF
                   HARRAH'S INTERACTIVE ENTERTAINMENT COMPANY


     With respect to its interest in the Cross-License Agreement (the "Agreement") referred to in the attached Security Agreement (the "Security Agreement") from Interactive Entertainment Limited, a Bermuda exempted company ("Assignor"), to and for the benefit of Harrah's Interactive Investment Company, a Nevada corporation ("Assignee"), the undersigned ("HIEC") hereby: (a) consents to Assignor's assignment of all of its right, title and interest in the Agreement as provided in the Assignment and to Assignor's encumbering its interest in the Agreement as provided therein; (b) confirms that the Exhibit A attached to the Agreement is a true, correct and complete copy of the Agreement, the Agreement is in full force and effect and constitutes and represents the entire agreement between Assignor and HIEC with respect to the rights and licenses contained therein, there have been no modifications or additions thereto, written or oral, and there exists no breach, default or event of default which, with the giving of notice or the passage of time or both, would constitute a breach thereunder; (c) agrees to all of the provisions, terms and conditions set forth in the Assignment as they relate to HIEC; (d) agrees to give the notices and certificates and observe and perform the agreements of HIEC provided therein; and (e) agrees to recognize Assignee under the Agreement for all purposes as though Assignee were an original party thereunder upon Assignee's assumption of the Agreement pursuant to Section 5 or 6 of the Assignment.

     IN WITNESS WHEREOF, HIEC has executed this Consent and Agreement as of the date first set forth in the Assignment.


                                 HARRAH'S INTERACTIVE ENTERTAINMENT COMPANY



                                 By: /s/ John M. Boushy
                                     ---------------------------
                                 Name: John M. Boushy
                                       -------------------------
                                 Title: Senior Vice President
                                        ------------------------

                            CROSS-LICENSE AGREEMENT

     THIS CROSS-LICENSE AGREEMENT (this "Agreement") is made and entered into as of the ____ of December 1994, by and among Creator Capital Inc., a Yukon Territory corporation ("CCI"), Interactive Entertainment Limited, a Bermuda exempted company ("the Venture"), and Harrah's Interactive Entertainment Company, a Nevada corporation (the "Manager"). Sky Games International, Corp. ("SGIC"), a Nevada corporation and an Affiliate (as defined below) of CCI, and SGI Holding Corporation Limited ("SGI Holding"), a Bermuda exempted company and an Affiliate of CCI, are also executing this Agreement solely for the purposes of making the representations, warranties, covenants and agreements specifically made by them in Sections 5 and 8 of this Agreement and to become bound by the provisions of Sections 7 and 10 of this Agreement, and neither SGIC nor SGI Holding shall have any other liability or obligation under this Agreement. As used herein, the term "Affiliate" shall mean an entity, including without limitation a general partnership or a business trust, controlling, controlled by or under common control with another entity (except that the Venture shall not be deemed to be an Affiliate of either SGI Holding or the Manager or any of their respective Affiliates).

                             W I T N E S S E T H :

     WHEREAS, SGIC has purchased and/or developed software, in both object code and source code format and including any and all documentation related thereto, in connection with the development of a computer-based interactive video system for the operation of gaming and related entertainment activities on-board aircraft and other venues or locations (which software is described generally on Schedule A attached hereto and hereby made a part hereof, and which is memorialized in its current form on diskette(s) attached hereto as Exhibit 1) and certain additional inventions (whether or not patentable), know-how, trade secrets and other proprietary information related to or in connection with such software (collectively, the "Software");

     WHEREAS, CCI has acquired from SGIC all right, title and interest in and to the Software pursuant to an Assignment Agreement (the "SGIC Assignment"), a copy of which is attached hereto as Exhibit 2;

     WHEREAS, the Venture has been recently formed as a Bermuda exempted company by SGI Holding, which owns 80% of the issued and outstanding stock of the Venture, and Harrah's Interactive Investment Company, a Nevada corporation and an Affiliate of the

Manager, which owns the remaining 20% of the issued and outstanding stock of the Venture, to develop, implement and operate gaming and other operations in the pursuit of the "Company Business" (as defined in that certain Shareholders Agreement, of even date herewith, among SGI Holding, Harrah's Interactive Investment Company and the Venture, and as such Shareholders Agreement may be amended from time to time (the "Shareholders Agreement"));

     WHEREAS, the Venture has determined that it is in its best interest to obtain a license to use the Software, and CCI desires to license the Software to the Venture, on the terms and conditions stated herein;

     WHEREAS, it is intended by the Venture that the further development of the Software and the exploitation of the Software on behalf of the Venture primarily will be undertaken by the Manager, acting as the manager of the Venture's business pursuant to a Management Agreement of even date herewith, between the Venture and the Manager (the "Management Agreement");

     WHEREAS, to the extent that the Venture develops or acquires improvements to the Software, CCI desires to obtain license rights thereto for the purpose of engaging in business opportunities proposed by SGI Holding or its Affiliates which are neither undertaken by the Venture nor in conflict with the business of the Venture (as provided in the Shareholders Agreement), and the Venture desires to license such rights to CCI, on the terms and conditions stated herein; and

     WHEREAS, the Manager desires to obtain license rights to the Software and the Venture Technology (as defined below) for the purpose of engaging in business opportunities proposed by the Manager or its Affiliates which are neither undertaken by the Venture nor in conflict with the business of the Venture (as provided in the Shareholders Agreement), and CCI and the Venture desire to license such rights to the Manager, on the terms and conditions stated herein.

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agrees as follows:

     1.   License from CCI to the Venture.

          (a) License of Software. CCI hereby grants to the Venture an exclusive (subject to the licenses and rights of use provided for in Sections 2 and 3), worldwide, royalty-free license to the Software for use by the Venture in the development, implementation and operation of gaming and other pursuits within the Company Business as such Company Business from time to time shall be determined by the Venture.

          (b) Improvements. The Venture acknowledges and understands that the Software is not complete and that further development of the Software is necessary for the implementation and operation of gaming. The Venture also acknowledges and agrees that any further development, modification, improvement, upgrading and maintenance of the Software (collectively, "Improvements") for use within the Company Business shall be the sole responsibility of the Venture. Except as otherwise provided herein, the Venture shall be the sole and exclusive owner of all right, title and interest in and to any Improvements made by the Manager on behalf of the Venture and of all copyrights (including audiovisual copyrights), patents, patent applications, trademarks, trade secrets, rights of priority, design rights and other intangible rights therein (collectively, "Intellectual Property Rights"), and the Manager hereby assigns all such Improvements and all Intellectual Property Rights therein to the Venture. Notwithstanding any other provision of this Agreement to the contrary, CCI and the Venture hereby acknowledge and agree that none of the computer or other systems of the Manager or any of its Affiliates, as they now exist or as they may be developed from time to time, nor any interfaces or other modifications developed to facilitate the operation of the Software in conjunction with such systems of the Manager or any of its Affiliates (even if the costs of developing such interfaces or modifications are paid for by the Venture), shall be deemed to be the property of CCI or the Venture or otherwise deemed to be Improvements, all such systems and interfaces and modifications shall remain the property of the Manager or its Affiliates, and CCI and the Venture hereby assign all rights in all such systems and interfaces and modifications, including but not limited to Intellectual Property Rights, to the Manager. In the event that the Venture (or the Manager acting on behalf of the Venture) retains any third party for the purpose of creating or developing Improvements, the Venture or the Manager shall require such third party to assign to and transfer to the Venture in writing all right, title and interest to such Improvements and all Intellectual Property Rights therein (including without limitation software source code), unless CCI otherwise shall give its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. CCI shall neither license others to use the Software, nor use the Software for the benefit of itself, any of its Affiliates or any other party, except as set forth in Sections 2 and 3.

          (c) Disclaimer of Warranties. EXCEPT AS SET FORTH IN SECTION 5(a), ALL SOFTWARE PROVIDED AND LICENSED UNDER THE SECTION 1 OR UNDER SECTION 3 IS ON AN "AS IS" BASIS, AND NEITHER CCI NOR ANY OF ITS AFFILIATES ASSUMES ANY RESPONSIBILITY FOR THE RESULTS OR CONSEQUENCES THAT MAY BE OBTAINED FROM THE USE OF THE SOFTWARE, INCLUDING WITHOUT LIMITATION ANY ECONOMIC RESULTS OR CONSEQUENCES OR ANY INJURIES TO PERSONS OR PROPERTY. ON BEHALF OF ITSELF AND ITS AFFILIATES, CCI HEREBY DISCLAIMS IN THEIR ENTIRETY ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          (d) Right to Modify. The Venture and any third party acting on behalf of the Venture (through the Manager during the term of the Management Agreement) shall have the unrestricted right to modify, and create derivative works based upon, the Software as the Venture or the Manager may desire and to merge any portion of the Software into any other software, provided that any portion of the Software so modified shall remain subject to the terms and conditions of this Agreement. The Venture (through the Manager during the term of the Management Agreement) may, but shall not be obligated to, contract with CCI or any of its Affiliates to develop Improvements on terms and conditions mutually agreeable to the Venture and CCI or its Affiliate.

          (e) Right to Make and Distribute Copies. The Venture and any third party acting on behalf of the Venture (including the Manager during the term of the Management Agreement) shall have the right to make and distribute copies of the Software and Improvements to the extent deemed necessary by or on behalf of the Venture and to the extent required for archival back-up or disaster recovery purposes, provided that each such copy shall remain subject to the terms and conditions of this Agreement.

          (f) Sublicenses. The Venture (through the Manager during the term of the Management Agreement) shall have the right to grant sublicenses to other (including to the Manager) to use the Software, provided that no such sublicensee shall have the right to grant further sublicenses (sub-sublicenses) without the prior written consent of CCI, which shall not be unreasonably withheld, conditioned or delayed, and provided further that any sublicense granted under this subsection shall be subject to this Agreement and shall not include any terms or conditions inconsistent with this Agreement. Any such sublicensee shall be permitted to exercise any right provided to the Venture in this
Section 1 to the extent that the Venture so authorizes such sublicensee in writing.

          (g) Access to Source Code. The Venture (through the Manager during the term of the Management Agreement) and such contractors as the Venture or the Manager may retain shall have complete access to all source code included in the Software for all purposes within the scope of the license rights granted hereby, subject only to the confidentiality provisions of Section 6 hereof.

          (h) Related Rights. To the extent CCI has Intellectual Property Rights related to the Software that might otherwise be infringed by the Venture's or the Manager's use in any manner of the Software within the license granted in this Section 1 or in Section 3, respectively, CCI grants to the Venture and the Manager, as the case may be, and their respective sublicensees and customers, a royalty-free, worldwide, exclusive (subject to the licenses and rights of use provided for in Sections 2 and 3) license to such Intellectual Property Rights to enable the Venture, the Manager and their respective sublicensees and customers to exercise the license rights granted in this
Section 1 and in Section 3, respectively.

     2.   License from the Venture to CCI.

          (a) License of the Venture Technology. The Venture hereby grants to CCI a nonexclusive, worldwide license to all Improvements, including any Improvements to prior Improvements, if any (collectively, the "Venture Technology"), which licensed rights may only be used or commercially exploited to the extent, and only to the extent, that such use or exploitation is specifically excluded from the Company Business through the exercise by Harrah's Interactive Investment Company of any right of disapproval under Section 1.6(a)(xii) or Section 3.2(b) of the Shareholders Agreement, subject in each case to the proviso set forth in each such section of the Shareholders Agreement, and provided that the excluded use is actually undertaken by CCI or a Permitted CCI Sublicensee (as defined below) within a reasonable time following such disapproval. Such exploitation or use may not be expanded beyond the specific use or exploitation specifically disapproved by Harrah's Interactive Investment Company. The Venture hereby covenants and agrees not to grant any license to the Venture Technology to any other person for use within the above-described field of use without the prior written consent of CCI, which shall not be unreasonably withheld, conditioned or delayed if and to the extent that CCI is not making use of such license rights and does not then contemplate making use of such license rights within a reasonable time.

CCI shall be permitted to use, modify and create derivative works based upon the Software in connection with its exploitation or use of the Venture Technology permitted hereby; provided, however, that no such use or exploitation shall violate or conflict with the terms of Section 3.4 of the Shareholders Agreement. Subject to Section 4(d), CCI shall pay or cause to be paid to the Venture royalties for the use of the Venture Technology at the rate of two percent (2%) of the Gross Revenues (as defined below) derived from such use during the term of such license by CCI or any Permitted CCI Sublicensee. The provisions of
Section 4 shall apply to the calculation and payment of such royalties.

          (b) Disclaimer of Warranties. EXCEPT AS SET FORTH IN SECTION 5(d), ALL VENTURE TECHNOLOGY PROVIDED AND LICENSED UNDER THIS SECTION 2 OR UNDER SECTION 3 IS ON AN "AS IS" BASIS, AND THE VENTURE ASSUMES NO RESPONSIBILITY FOR THE RESULTS OR CONSEQUENCES THAT MAY BE OBTAINED FROM THE USE OF THE VENTURE TECHNOLOGY, INCLUDING WITHOUT LIMITATION ANY ECONOMIC RESULTS OR CONSEQUENCES
OR ANY INJURIES TO PERSONS OR PROPERTY. THE VENTURE HEREBY DISCLAIMS IN THEIR ENTIRETY ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          (c) Right to Modify. In connection with its permitted exploitation of the Venture Technology, CCI and any third party acting on its behalf shall have the unrestricted right to modify, and create derivative works based upon, the Venture Technology as CCI may desire and to merge any portion of such Venture Technology into any other software or technology, provided that any portion of the Venture Technology so modified shall remain subject in all respects to the terms and conditions of this Agreement.

          (d) Right to Make and Distribute Copies. In connection with its permitted exploitation of the Venture Technology, CCI and any third party acting on its behalf shall have the right to make and distribute copies of the Venture Technology to the extent deemed necessary by or on behalf of CCI and to the extent required for archival back-up or disaster recovery purposes, provided that each such copy shall remain fully subject to the terms and conditions of this Agreement.

          (e) Sublicenses. In the event that CCI is permitted under Section 2(a) to exploit any Software and its license rights with respect to any of the Venture Technology, CCI shall have the right to grant a license to such Software and a sublicense to such Venture Technology to one or more of CCI's Affiliates or one or more ventures or entities in which CCI or any of its Affiliates had an interest ("Permitted CCI Sublicensees"), provided that no such Permitted CCI Sublicensee shall have the right to grant further sublicenses (sub-sublicenses) to any person or entity (other than another Permitted CCI Sublicensee) without the prior written consent of the Venture, and provided further that any license or sublicense granted under this subsection shall be subject to this Agreement and shall not include any terms or conditions inconsistent with this Agreement. Any such sublicensee shall be permitted to exercise any right provided to CCI in this Section 2 to the extent that CCI so authorizes such sublicensee in writing. A copy of each sublicense entered into pursuant to this Section shall be given to the Venture promptly following its execution.

          (f) Access to Source Code. To the extent that the Venture obtains ownership of or access to any source code included in the Venture Technology, CCI and such contractors as it may retain shall have complete access to such source code for all purposes within the scope of the license rights granted hereby, subject only to the confidentiality provisions of Section 6 hereof.

          (g) Ownership of Modifications and Derivative Works. CCI shall be the sole and exclusive owner of all modifications to or derivative works based upon the Venture Technology and the Software made by or on behalf of CCI and of all Intellectual Property Rights therein.

     3. Licenses from the Venture and CCI to the Manager.

          (a) Licenses of the Venture Technology and Software. The Venture hereby grants to the Manager a nonexclusive, worldwide license to the Venture Technology, and CCI hereby grants to the Manager a nonexclusive, worldwide royalty-free license to the Software, which licensed rights may only be used or commercially exploited to the extent, and only to the extent, that such use or exploitation is specifically excluded from the Company Business through the exercise by SGI Holding of any right of disapproval under Section 3.2(b) of the Shareholders Agreement, subject to the proviso set forth in such section of the Shareholders Agreement, and provided that the excluded use is actually undertaken by the Manager or a Permitted Manager Sublicensee (as defined below) within a reasonable time following such disapproval. Such exploitation or use may not be expanded beyond the specific use or exploitation specifically disapproved by SGI Holding nor shall such use or exploitation violate or conflict with the terms of Section 3.4 of the Shareholders Agreement. The Venture and CCI hereby severally covenant and agree not to grant any license to the Venture Technology or the Software, respectively, to any other person for use within the above-described field of use without the prior written consent of the Manager. Subject to Section 4(d), the Manager shall pay or cause to be paid to the Venture royalties for the use of the Venture Technology at the rate of two percent (2%) of the Gross Revenues (as defined below) derived from such use during the term of such license by the Manager or any Permitted Manager Sublicensee. The provisions of Section 4 shall apply to the calculation and payment of such royalties.

          (b) Right to Modify. In connection with its permitted exploitation of the Venture Technology and the Software, the Manager and third party acting on its behalf shall have the unrestricted right to modify, and create derivative works based upon, the Venture Technology or the Software as the Manager may desire and to merge any portion of the Venture Technology or the Software into any other software or technology, provided that any portion so modified shall remain subject in all respects to the terms and conditions of this Agreement.

          (c) Right to Make and Distribute Copies. In connection with its permitted exploitation of the Venture Technology and Software, the Manager and any third party acting on its behalf shall have the right to make and distribute copies of the Venture Technology and the Software to the extent deemed necessary by or on behalf of the Manager and to the extent required for archival back-up or disaster recovery purposes, provided that each such copy shall remain fully subject to the terms and conditions of this Agreement.

          (d) Sublicenses. In the event that the Manager is permitted under
Section 3(a) to exploit its license rights with respect to any the Venture Technology and Software, the Manager shall have the right to grant a sublicense to such Venture Technology and Software to one or more of the Manager's Affiliates or one or more ventures or entities in which the Manager or any of its Affiliates has an interest ("Permitted Manager Sublicensees"), provided that no such Permitted Manager Sublicensee shall have the right to grant further sublicenses (sub-sublicenses) to any person or entity (other than another Permitted Manager Sublicensee) without the prior written consent of the Venture, and provided further that any sublicense granted under this subsection shall be subject to this Agreement and shall not include any terms or conditions inconsistent with this Agreement. Any such sublicensee shall be permitted to exercise any right provided to the Manager under this Section 3 to the extent that the Manager so authorizes such sublicensee in writing. A copy of each sublicense entered into pursuant to this Section shall be given to each of the Venture and CCI promptly following its execution.

          (e) Access to Source Code. The Manager and such contractors as it may retain shall have complete access to all source code included in the Software and (to the extent that the Venture obtains ownership of or access to any source code included in the Venture Technology) the Venture Technology for all purposes within the scope of the license rights granted hereby, subject only to the confidentiality provisions of Section 6 hereof.

          (f) Ownership of Modifications and Derivative Works. The Manager shall be the sole and exclusive owner of all modifications to or derivative works based upon the Venture Technology and the Software made by or on behalf of the Manager and of all Intellectual Property Rights therein.

     4.   Provisions Generally Applicable to Royalty Payments.

          (a) "Gross Revenue" Defined. As used herein, the term "Gross Revenues" means all revenues of any kind derived by CCI or the Manager, as the case may be, directly or indirectly, from the exploitation of the Venture Technology and/or Software pursuant to Section 2 or 3 hereof, respectively, determined in accordance with generally accepted accounting principles, consistently applied, including without limitation: in the case of gaming revenues, "gross revenues" as defined in Nevada Revised Statutes Section
413.0161 (other than subsection 2(b) thereof) as of the date of this Agreement (and which for purposes of this Agreement shall be determined before the distribution of any share of gross revenues to any party (such as an operator of an airline, cruise ship, hotel or railroad (by way of illustration and not limitation)) with which such licensee enters into an agreement for the operation of gaming); gross receipts from merchandise sales in which such licensee is the seller; rental or other payments from any lessee, consignee or concessionaires; fees for acting as a sales or other agent on behalf of a third party; and any monies collected from patrons as all or part of a charge for use of any gaming devices; and in the case such licensee (or any permitted sublicensee thereof) grants any sublicense as permitted by Section 2 or 3, respectively, "Gross Revenues" shall be determined by reference to the revenues of such sublicensee and not by reference to the revenues or receipts of the sublicensor from such sublicensee. For purposes of the payment of royalties hereunder, "Gross Revenues" realized in any currency than than U.S. Dollars shall be deemed converted into U.S. Dollars using the selling rate of exchange prevailing as of the opening of trading in New York, New York, on the date of payment of such royalties; provided, however, that if the payment is made after the due date therefor, the rate of exchange shall be the rate so prevailing on the date of payment or the due date, whichever results in the higher amount of payment of royalties.

          (b) Payment of Royalties. Royalties payable to the Venture hereunder shall be due and payable in United States currency on a quarterly basis on or before the forty-fifth (45th) day following the end of each calendar quarter. Each royalty payment shall be accompanied by a statement setting forth in reasonable detail the basis for and determination of the royalties due. The books and records of the licensee or its sublicensee relating to its Gross Revenues for any calendar year shall be preserved for a period of not less than eighteen (18) months after the end of such calendar year, and such books and records will be available for inspection by the Venture and its designated agents, accountants and attorneys during business hours upon reasonable advance notice. The Venture shall have the right to audit the Gross Revenues of the licensee and/or its sublicensee(s) on a not more frequent than annual basis for purposes of determining compliance with the royalty obligations hereunder. Any such audit shall be paid for by the Venture, unless such audit results in an increase in the annual amount of royalties payable hereunder of five percent (5%) or more, in which case the licensee or its sublicensee(s) shall pay for the costs of such audit. Any such audit shall be conducted by the accounting firm then responsible for auditing the financial statements of the Venture (unless otherwise mutually agreed upon by the Venture and the licensee), and the determination of such auditors shall be final and binding on all parties in the absence of manifest error. Any adjustment payment by or to the Venture resulting from such an audit shall be made, without interest or penalty except as provided below, to the appropriate party within thirty (30) days after the delivery of the audit report to the licensee and the Venture. In the event that any payment due under this Section 4(b) is not made within fifteen (15) days of its due date, such payment shall accrue interest at the lesser of the prime rate charged from time to time by Citibank, N.A. to its best customers on unsecured borrowings, plus two (2) percentage points, or the highest rate permitted by applicable law. Notwithstanding the foregoing, no royalty payment payable in respect of any calendar year may be challenged, through audit or otherwise, by the Venture more than eighteen (18) months after the end of such calendar year.


          (c) Liability for Taxes. Royalties payable hereunder shall be exclusive of all taxes of any nature other than taxes imposed upon the Venture and determined or measured by reference to its income. Whenever applicable, the licensee or sublicensee paying any royalties hereunder shall be responsible for any and all sales, value added, ad valorem, use, excise or similar tax or taxes payable in respect of such royalties.

          (d) Termination of Royalties. The respective obligations on the part of CCI and the Manager to pay royalties pursuant to Sections 2(a) and 3(a) shall terminate immediately upon any dissolution of the Venture other than by virtue of its merger, amalgamation or consolidation with another corporation or entity or the sale of all or substantially all of its assets to another person or entity.

     5.   Representations and Warranties and Covenants.

          (a) Representations and Warranties of CCI, SGIC and SGI Holding. CCI, SGIC and SGI Holding jointly and severally represent and warrant that:

               (i) Neither the Software as supplied hereunder, nor its normal use for its intended purpose in combination with hardware or other software, will infringe or violate any third-party patent, copyright, trade secret or other right; no other rights or licenses concerning the Software have been granted by any of them to any other party; and, subject to the recordation of assignments in the United States Copyright Office (which have been executed and will be filed for recordation within fifteen (15) days after the date of this Agreement), CCI has good and marketable title to all Software free and clear of any liens or encumbrances.

               (ii) Each of them is a corporation duly organized and validly existing under the laws of the Yukon Territory of Canada, in the case of CCI, the laws of the State of Nevada, in the case of SGIC, or the laws of Bermuda as an exempted company, in the case of SGI Holding.

               (iii) Each of them has full legal power and right to carry on its business as such is now being conducted and as proposed to be conducted. Each of them has the legal power and right under the laws of the Yukon Territory, Nevada and Bermuda, in the case of CCI, SGIC and SGI Holding, respectively, to enter into and perform this Agreement and the transactions contemplated hereby; and that the consummation of the transactions contemplated by this Agreement will neither violate nor be in conflict with: (A) any provision of the Articles of Continuation or Bylaws of CCI, the Articles of Incorporation or Bylaws of SGIC, or the Memorandum of Association or Bye-Laws of SGI Holding; (B) any agreement or instrument to which any of them is a party or by which any of them or any of their Affiliates or any of their respective assets are bound; (C) any judgment, order, ruling or decrees applicable to any of them or any of their Affiliates as a party in interest or any law, rule or regulation applicable to any of them or any of their Affiliates; or (D) any document, agreement or other arrangement creating or relating to the creation or existence of any of them or any of their Affiliates.

               (iv) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of each of them.

               (v) This Agreement is a valid and binding obligation of each of them and is enforceable in accordance with its terms against each of them, subject to and limited by the effect of applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, receivership, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally.

               (vi) No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on the part of any of them in connection with or resulting from the execution or performance of this Agreement.

               (vii) None of them nor any of their Affiliates has incurred any obligation or liability, contingent or otherwise, for brokers' or finder's fees in respect of the matters provided for in this Agreement, and if any such obligation or liability exists, it shall be the sole obligation of such party or its Affiliate.

               (viii) None of the statements, representations or warranties made by any of them in this Agreement or in any exhibit or certificate delivered pursuant to this Agreement contains any untrue statement of any material fact or omits to state any material fact necessary to be stated in order to make the statements, representations or warranties contained herein or therein not materially misleading.

          (b) Representations and Warranties of the Venture. The Venture represents and warrants that:

               (i) It is a corporation duly organized and validly existing under the laws of Bermuda as an exempted company.

               (ii) It has full legal power and right to carry on its business as such is now being conducted and as proposed to be conducted, subject to compliance with any applicable laws and regulations prohibiting or regulating gaming. It has the legal power and right under the laws of Bermuda to enter into and perform this Agreement and the transactions contemplated hereby; and that the consummation of the transactions contemplated by this Agreement will neither violate nor be in conflict with: (A) any provision of its Memorandum of Association or Bye-Laws; (b) any agreement or instrument to which it is a party or by which it or any of its assets are bound; (C) any judgment, order, ruling or decrees applicable to it as a party in interest or any law, rule or regulation applicable to it; or (D) any document, agreement or other arrangement creating or relating to its creation or existence.

               (iii) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of the Venture.

               (iv) This Agreement is a valid and binding obligation of the Venture and is enforceable in accordance with its terms against it, subject to and limited by the effect of applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, receivership, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally.

               (v) No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on it part in connection with or resulting from the execution or performance of this Agreement.

               (vi) It has not incurred any obligation or liability, contingent or otherwise, for brokers' or finder's fees in respect of the matters provided for in this Agreement.

               (vii) None of the statements, representations or warranties made by any it in this Agreement or in any exhibit or certificate delivered pursuant to this Agreement contains any untrue statement of any material factor omits to state any material fact necessary to be stated in order to make the statements, representations or warranties contained herein or therein not materially misleading.

               (viii) It understands and acknowledges that the Software has not been tested or verified by any testing laboratory or facility and that neither CCI nor any of its affiliates has made or hereby makes any representation or warranty with respect to the performance, adequacy or commercial viability of any of the Software.

          (c) Representations and Warranties of the Manager. The Manager represents and warrants that:

               (i) It is a corporation duly organized and validly existing under the laws of the State of Nevada.

               (ii) It has full legal power and right to carry on it business as such is now being conducted and as proposed to be conducted. It has the legal power and right under the laws of Nevada to enter into and perform this Agreement and the transactions contemplated hereby; and that the consummation of the transactions contemplated by this Agreement will neither violate nor be in conflict with: (A) any provision of its Articles of Incorporation or Bylaws; (B) any agreement or instrument to which it is a party or by which it or any of its Affiliates or any of their respective assets are bound; (C) any judgment, order, ruling or decrees applicable to it or any of its Affiliates as a party in interest or any law, rule or regulation applicable to it or any of its Affiliates; or (D) any document, agreement or other arrangement creating or relating to the creation or existence of it or any of its Affiliates.

               (iii) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly validly authorized by all requisite corporate action on the part of the Manager.

               (iv) This Agreement is a valid and binding obligation of the Manager and is enforceable in accordance with its terms against it, subject to and limited by the effect of applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, receivership, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally.

               (v) No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on its part in connection with or resulting from the execution or performance of this Agreement.

               (vi) Neither it nor any of its Affiliates has incurred any obligation or liability, contingent or otherwise, for brokers' or finder's fees in respect of the matters provided for in this Agreement, and if any such obligation or liability exists, it shall be the sole obligation of the Manager or its Affiliate.

               (vii) None of the statements, representations or warranties made by it in this Agreement or in any exhibit or certificate delivered pursuant to this Agreement contains any untrue statement of any material fact or omits to state any material fact necessary to be stated in order to make the statements, representations or warranties contained herein or therein not materially misleading.

               (viii) It understands and acknowledges that the Software has not been tested or verified by any testing laboratory or facility and that neither CCI nor any of its Affiliates has made or hereby makes any representation or warranty with respect to the performance, adequacy or commercial viability of any of the Software.

          (d) Additional Representations, Warranties and Covenants of the Venture. The Venture represents and warrants and covenants that neither the Venture Technology as supplied from time to time hereunder, nor its normal use for its intended purpose in combination with hardware, the Software or other software, will infringe or violate any third-party patent, copyright, trade secret or other right. The preceding representation and warranty shall not apply to any infringement to the extent it would have occurred from the use of the Software without the Venture Technology contained therein or not in combination with the Venture Technology.

     6.   Confidentiality.

          (a) "Confidential Information" Defined. For purposes hereof, the term "Confidential Information" of a party shall mean, (i) in the case of CCI, source code of any and all Software and any and all documentation related thereto; and,
(ii) in the case of the Venture, source code of any and all software included in the Venture Technology and any and all documentation related thereto.

          (b) Confidentiality Obligations. Without the prior written consent of CCI, the Venture and its other Obligated Parties (as defined below) and the Manager (in its capacity as a license hereunder) and its other Obligated Parties shall keep confidential and shall not disclose to any third party whatsoever or use for any purpose whatsoever any Confidential Information of CCI, other than uses contemplated by Section 1 or 3 hereof and disclosures made in conformity with Section 6(d) hereof; and without the prior written consent of the Venture, CCI and its other Obligated Parties and the Manager (in its capacity as a licensee hereunder) and its other Obligated Parties shall keep confidential and shall not disclose to any third party whatsoever or use for any purpose whatsoever any Confidential Information of the Venture, other than uses contemplated by Section 2 or 3 hereof and disclosures made in conformity with
Section 6(d) hereof, in any case except as follows:

               (i) any Confidential Information of CCI or the Venture, as the case may be, that the applicable Obligated Party can prove was:

                    (A) in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of any Obligated Party of CCI, the Venture or the Manager, as the case may be (provided that any combination of items of

Confidential Information shall not be deemed within this exception merely because individual items are part of the public domain, but only if the combination itself and its principle(s) of operation or utility are part of the public domain); or

                    (B) lawfully received by such Obligated Party without a binder of confidentiality from an independent third party.

               (ii) an Obligated Party of CCI, the Venture or the Manager, as the case may be, may disclose any Confidential Information of another party to the extent that it has been advised by counsel that such disclosure is necessary to comply with laws or regulations; provided, that such Obligated Party shall give the Venture or CCI, as the case may be, reasonable advance written notice of such proposed disclosure, shall use its best efforts to secure confidential treatment of any such Confidential Information and shall advise the Venture or CCI, as the may be, in writing of the manner of the disclosure.

          (c) Obligated Parties. For purposes hereof, the term "Obligated Party" of a party shall mean CCI, the Venture or the Manager, as the case may be, and the Affiliates, partners, directors, officers, principals, shareholders, employees, independent contractors, consultants and agents of such party, and any of such party's permitted sublicensees, successors and assigns and their respective Affiliates, partners, directors, officers, principals, shareholders, employees, independent contractors, consultants and agents. In the case of the Venture, its Obligated Parties shall include the Manager (in its capacity as manager under the Management Agreement) and its Affiliates, directors, officers, shareholders, employees, independent contractors, consultants, agents, successors and assigns, whether or not such persons would be included by virtue of the above definition.

          (d) Dissemination of Confidential Information. Any dissemination of Confidential Information of a party by an Obligated Party of any other party to any person, including without limitation other Obligated Parties of such other party, shall be only to carry out the purposes of this Agreement and shall be limited to the maximum extent possible consistent with carrying out such purposes. Prior to receiving any such Confidential Information, any such person shall agree in writing for the benefit of the other party to be bound by the provisions of this Section 6, and Sections 10(d), 10(e) and 10(f) to the same extent that such party is bound hereby. All such written agreements shall be delivered to the party or parties in favor of which such agreements are made within (5) days after the execution thereof.

          (e) Safekeeping of Confidential Information. In recognition and furtherance of the foregoing confidentiality obligations, each party agrees that all of its Obligated Parties shall keep any and all records which contain any Confidential Information of the other party in a safe and secure location.

          (f) Injunctive Relief. It is expressly covenanted and agreed that, in the event of a breach of this Section 6 by any Obligated Party of a party, although the damage to the CCI or the Venture, as the case may be, will be substantial, the same will be difficult to ascertain, money damages will not afford an adequate remedy and CCI or the Venture, as the case may be, will suffer irreparable injury. Therefore, in the event of any such breach, and in addition to any other rights or remedies available at law, in equity or under this Agreement, each of CCI and the Venture party shall have the right to obtain specific performance of such obligations set forth in this Section 6 by way of temporary and/or permanent injunctive relief without bond.

          (g)  Survival of Confidentiality Obligations.  The provisions of this
Section 6 shall survive any termination of any license granted hereunder for a period of three (3) years. Upon any termination of any license granted hereunder, all Obligated Parties of the licensee shall promptly deliver to the licensing party or parties all tangible manifestations of Confidential Information of the licensing party or parties in its possession or under its control, retaining no copies thereof. In the case of Confidential Information that is commingled with other proprietary information to which the licensing party or parties do not have rights, the Obligated Parties may, in lieu of delivering such tangible manifestations to the licensing party or parties, destroy all such tangible manifestations, and shall so certify in writing to the licensing party or parties.

          (h) Residual Rights and Independent Developments. The terms of confidentiality contained in this Section 6 shall not be construed to limit any party's right to independently develop or acquire products without the use of another party's Confidential Information. Further, all parties shall be free to use for any purpose the Residuals (as defined below) resulting from access to or work with the Software, the Venture Technology and Confidential Information, provided that such party shall maintain the confidentiality of the Confidential Information as provided herein, and provided that such use does not infringe the patent, copyright, trade secret or other rights of one of the parties to which a license is not otherwise granted hereunder. The term "Residuals" means information in intangible form, which may be retained in the heads of persons who have had access to the Software, the Venture Technology and the Confidential Information, including ideas, concepts, know-how, techniques and general experience gained. No party hereto shall have any obligation to limit of restrict the assignment of such persons or to pay royalties for any work resulting from the use of Residuals, except as otherwise expressly provided for herein.

     7. Limitation of Liability. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, EXCEPT IN CONNECTION WITH A BREACH OF SECTION 6 HEREOF, NO PARTY SHALL IN ANY CASE BE LIABLE TO ANY OTHER PARTY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, INDIRECT, OR OTHER SIMILAR DAMAGES RELATED TO THIS AGREEMENT OR ITS PERFORMANCE ARISING FROM BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE OR ANY OTHER LEGAL OR EQUITABLE THEORY EVEN IF SUCH PARTY OR ITS AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     8. Infringement.

          (a) CCI, SGIC and SGI Holding Indemnification Obligation. CCI, SGIC and SGI Holding jointly and severally shall indemnify, defend and hold the Venture and the Manager and their respective officers, directors, employees, agents and licensees harmless from and against any and all damages (subject to Section 7 hereof), liabilities, costs and expenses (including reasonable attorneys' fees) resulting from the breach or untruthfulness of the representations and warranties set forth in Section 5(a)(i) hereof (and including amounts incurred in the settlement or avoidance of any claims based thereon), provided that: (i) in the event of an infringement claim, CCI shall have the right, but not the obligation, to procure at its expense the right to use the infringing portion of the Software, or to replace the infringing portion with an alternative item that meets applicable specifications, and (ii) CCI shall be given prompt notice of the claim and the opportunity to control the defense and/or settlement thereof, provided that the Venture or the Manager or both, as the case may be, shall have the right to approve any settlement involving other than a monetary payment, which approval shall not be unreasonably withheld, conditioned or delayed.

          (b) Venture Indemnification Obligation. Without limiting Sections 5(a)(i) and 8(a), the Venture shall indemnify, defend and hold CCI and the Manager and their respective officers, directors, employees, agents and licensees harmless from and against any and all damages (subject to Section 7 hereof), liabilities, costs and expenses (including reasonable attorneys' fees) resulting from the breach or untruthfulness of the representations, covenants and warranties set forth in Section 5(d) hereof (and including amounts incurred in the settlement or avoidance of any claims based thereon), provided: (i) in the event of an infringement claim, the Venture shall have the right, but not the obligation, to procure at its expense the right to use the infringing portion of the Venture Technology, or to replace the infringing portion with an alternative item that meets applicable specifications, and (ii) the Venture shall be given prompt notice of the claim and the opportunity to control the defense and/or settlement thereof.

          (c) Infringement of Software. In the event of any infringement of the Software by any third party by making, selling, copying or distributing the Software or any portion thereof for a purpose that is within the Company Business, the Venture will have the right at its sole cost and expense and for its sole benefit to take any action or to commence any proceeding it deems necessary against the infringing party or parties. CCI and the Manager (in its capacity as a licensee) shall provide such cooperation and assistance in connection therewith as may be reasonably requested by the Venture, and the Venture shall promptly reimburse CCI or the Manager (in its capacity as a licensee) for its costs and expenses incurred in connection with providing such cooperation and assistance. If the Venture declines to take any action or commence any proceeding against the infringing party or parties or if the infringement arises out of activities not within the Company Business, CCI and (if such infringement affects the Manager's actual or potential use or exploitation of its license rights to Software) the Manager, as the case may be, each will have the right at its sole cost and expense and for its sole benefit to take any action or to commence any proceeding it deems necessary against the infringing party or parties. The Venture shall provide such cooperation and assistance in connection therewith as may be reasonably requested by CCI or the Manager, and CCI or the Manager, as the case may be, shall promptly reimburse the Venture for its costs and expenses incurred in connection with providing such cooperation and assistance.

          (d) Infringement of the Venture Technology. In the event of any infringement of the Venture Technology by any third party, whether by making, selling, copying or distributing the Venture Technology or any portion thereof for a purpose that is within or without the Company Business, the Venture will have the right at its sole cost and expense and for its sole benefit to take any action or to commence any proceeding it deems necessary against the infringing party or parties. CCI and the Manager (in its capacity as a licensee) shall provide such cooperation and assistance in connection therewith as may be reasonably requested by the Venture, and the Venture shall promptly reimburse CCI or the Manager (in its capacity as a licensee) for its costs and expenses incurred in connection with providing such cooperation and assistance. If the Venture declines to take any action or commence any proceeding against the infringing party or parties and such infringement affects CCI's or the Manager's actual or potential use or exploitation of its license rights to the Venture Technology, CCI or the Manager, as the case may be, each will have the right at its sole cost and expense and for its sole benefit to take any action or to commence any proceeding it deems necessary against the infringing party or parties. The Venture shall provide such cooperation and assistance in connection therewith as may be reasonably requested by CCI or the Manager, and CCI or the Manager, as the case may be, shall promptly reimburse the Venture for its costs and expenses incurred in connection with providing such cooperation and assistance.

     9.   Term; Survival of Provisions.

          (a)  Term.

               (i) The term of the license granted under Section 1 hereof shall be co-extensive with the term of the Venture's corporate existence, which shall include any period of liquidation and winding up following the dissolution or authorization of the dissolution of the Venture; provided, however, that if the Venture is merged or amalgamated with or consolidated into another corporation or entity or sells all or substantially all of its assets to another corporation or entity or otherwise is combined with another corporation or entity in a merger, amalgamation, consolidation, sale of assets or other transaction approved in accordance with or permitted by Section 1.6 of the Shareholders Agreement, such license will continue in effect and the successor party to the Venture shall, if necessary, be deemed to be the assignee of the Venture under this Agreement. Notwithstanding any breach of this Agreement by the Venture, CCI shall not be entitled to terminate the license rights granted under Section 1 hereof prior to the expiration of such license rights as provided in this
Section 9(a)(i); provided, however, that this provision shall not otherwise limit the liability of the Venture for any such breach.

               (ii) The terms of the licenses granted under Sections 2 and 3 will expire on December 31, 2093.

          (b) Termination of CCI's License Rights for Breach. The license granted to CCI under Section 2 may be terminated by the Venture upon a breach of the royalty payment obligations set forth in Sections 2 and 4 which is not cured within thirty (30) days after written notice of such breach from the Venture to CCI.

          (c) Termination of the Manager's License Rights for Breach. The license granted to the Manager under Section 3 may be terminated by the Venture upon a breach of the royalty payment obligations set forth in Sections 3 and 4 which is not cured within thirty (30) days after written notice of such breach from the Venture to the Manager.

          (d) Survival. Notwithstanding any termination or expiration of any license granted hereunder, the representations, covenants and warranties of clauses (a)(i), (d) and (e) of Section 5, the confidentiality provisions of
Section 6, the indemnification provisions of Section 8, the provisions of
Section 10 and all other provisions of this Agreement not required to terminate with such license rights shall survive any such termination or expiration; provided, however, that the provisions of Section 6 shall survive only for the period specified in Section 6(g).

          (e) Ownership Upon Dissolution of the Venture. Upon any dissolution of the Venture or other cessation of its corporate existence other by virtue of its merger, amalgamation or consolidation with another corporation or entity or the sale of all or substantially all of its assets to another person or entity, all right, title and interest in and to all Venture Technology, and to all Intellectual Property Rights therein, shall vest in, and is hereby conditionally assigned to, CCI and the Manager as joint owners with undivided interests. Each of CCI and the Manager, as joint owners, shall be free to make, have made, use, sell, copy, make derivative works based upon, perform, distribute and otherwise exploit the Venture Technology in any manner desired without a duty of accounting of profits to or royalties to the other resulting therefrom. Upon the request of either CCI or the Manager, the Venture shall take all actions and execute all documents reasonably necessary to effect and perfect the assignment of the Venture Technology to CCI and the Manager as joint owners.

     10. General Provisions.

          (a) Notices; Payments. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be personally delivered (by commercial courier or otherwise) or sent by telecopy receipt of which is confirmed or sent first class mail, registered or certified, return receipt requested, postage prepaid, addressed as follows:

     If to CCI, SGIC or SGI Holding:

               c/o Creator Capital Inc.
               595 Howe Street, Suite 1115
               Vancouver, British Columbia V6C 2T5
               Canada
               Attention: Mr. Malcolm P. Burke
               Telecopier: (604) 687-8678
               Telephone: (604) 689-1515

                    with a copy to:

               Gordon R. Kanofsky, Esq.
               Hughes Hubbard & Reed
               350 South Grand Avenue
               Los Angeles, California 90071-3442
               United States of America
               Telecopier: (213) 613-2950
               Telephone: (213) 613-2876

     If to the Venture:

               Interactive Entertainment Limited
               c/o Creator Capital Inc.
               595 Howe Street, Suite 1115
               Vancouver, British Columbia V6C 2T5
               Canada
               Attention: Mr. Malcolm P. Burke
               Telecopier: (604) 687-8678
               Telephone: (604) 689-1515

                    with copies to:

               Gordon R. Kanofsky, Esq.
               Hughes Hubbard & Reed
               350 South Grand Avenue
               Los Angeles, California 90071-3442
               United States of America
               Telecopier: (213) 613-2950
               Telephone: (213) 613-2876
                    and

               John W. McConomy, Esq.
               Associate General Counsel
               The Promus Companies Incorporated
               1023 Cherry Road
               Memphis, Tennessee 38117-5423
               United States of America
               Telecopier: (901) 762-8735
               Telephone: (901) 762-8737

     If to the Manager:

               Harrah's Interactive Entertainment Company
               c/o The Promus Companies Incorporated
               1023 Cherry Road
               Memphis, Tennessee 38117-5423
               United States of America
               Attention: Mr. John M. Boushy
               Telecopier: (901) 762-8914
               Telephone: (901) 762-8944

                    with a copy to:

               John W. McConomy, Esq.
               Associate General Counsel
               The Promus Companies Incorporated
               1023 Cherry Road
               Memphis, Tennessee 38117-5423
               United States of America
               Telecopier: (901) 762-8735
               Telephone: (901) 762-8737

Notices and other communications shall be deemed delivered, (i) in the case of personal delivery, on the date of their receipt at the address(es) specified above for delivery, (ii) in the case of a telecopy, upon confirmation of its receipt, and (iii) in the case of mail, at the earlier of the time of receipt or five days after the mailing thereof. Any payments required to be made pursuant to this Agreement shall be made and delivered in person or by mail in the same manner as provided above for notices and other communications. Any party may change its address for the giving of notices, other communications and payments by notice given in accordance with this Section.

          (b) Assignment. Except in connection with assignments or deemed assignments permitted by Section 9(a)(i) hereof or required or permitted by the terms of the Shareholders Agreement, the Venture shall not have the right to assign it interests under this Agreement without the prior written consent of CCI, which may be given or denied in CCI's sole discretion. Except for an assignment to an Affiliate of such party who agrees in writing to be bound by this Agreement, neither CCI nor the Manager shall have the right to assign their respective interests under this Agreement without the prior written consent of the Venture, which may be given or denied in the Venture's sole discretion. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors, legal representatives and assigns.

          (c) Severability. The provisions of this Agreement shall be deemed severable. If any provision hereof shall be found invalid, illegal, void or unenforceable, in whole or in part, the remaining provisions or portions thereof shall remain in full force and effect to the maximum extent permissible. To the maximum extent permitted by applicable law, each party hereby waives any provision of law which renders any provision of this Agreement invalid, illegal, void or unenforceable.

          (d) Governing Law. THIS AGREEMENT AND ALL RELATIONS OF THE PARTIES IN CONNECTION HEREWITH SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS OR CHOICE OF LAW RULES OR LAWS OF SUCH JURISDICTION.

          (e) Forum Selection. THE PARTIES AGREE THAT ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE COMMENCED IN A STATE OR FEDERAL COURT OF OR IN CLARK COUNTY, NEVADA, WHICH THE PARTIES AGREE IS THE SOLE AND EXCLUSIVE VENUE FOR THE CONVENIENCE OF THE PARTIES FOR PURPOSES OF THIS AGREEMENT, AND EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION AND VENUE OF SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND WAIVES ANY RIGHT THAT IT MAY NOW OR HEREAFTER HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, EXCEPT THAT EACH PARTY RETAINS WHATEVER RIGHT IT MAY HAVE TO REMOVE SUCH SUIT, ACTION OR PROCEEDING TO THE FEDERAL COURT SITTING IN CLARK COUNTY, NEVADA.

          (f) Attorneys' Fees and Costs. If any litigation or other proceeding between or among the parties is commenced in connection with or related to this Agreement, the losing party or parties shall pay the reasonable attorneys' fees and costs and expenses of the prevailing party or parties incurred in connection therewith.

          (g) Entire Agreement; Modification. This Agreement, together with the Shareholders Agreement, the Management Agreement and the Trademark License Agreement between CCI and the Venture entered into concurrently herewith, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior negotiations and agreements with respect to the subject matter hereof. This Agreement may be modified only by an instrument in writing duly executed by the party sought to be bound by such modification.

          (h) Waivers. No breach of any covenant, condition, agreement, warranty or representation made herein shall be deemed waived unless expressly waived in writing by the party who might assert such breach. Any such waiver may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any such waiver may be conditional. No such waiver shall be deemed to be a waiver of any other matter, whenever occurring and whether identical, similar or dissimilar to the matter waived.

          (i) Further Assurances. Each party agrees promptly to execute and deliver such documents and to do such other acts as may be requested by any other party and are in the reasonable judgment of the requesting party necessary or appropriate to effectuate the purposes of this Agreement. Such matters may include, but shall not be limited to, the registration of a party as the owner or user of some or all of the Software or the Venture Technology, as the case may be, under the laws of any United States or foreign jurisdiction. The requesting party shall promptly reimburse the other party for its costs and expenses incurred in connection with providing such further assurances and cooperation.

          (j) Relationship of Parties. Nothing set forth herein shall ever be construed to create an association, trust or partnership or impose a trust or partnership duty, obligation or liability on or with regard to either of the parties hereto.

          (k) Headings; Gender; Number. The headings of the sections and subsections herein are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement. As used herein and as the context requires, a reference to the male, female or neutral gender includes a reference to each other gender, and a reference to the singular or plural number includes a reference to the other number.

          (l) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed to constitute an original.

          (m) Computer Media. Each party shall be entitled to have a copy of this Agreement, including all written schedules and exhibits, on diskette or other commonly used computer storage media in a format readable by one or more leading word processing programs as of the date of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

--------------------------------------------------------------------------------
CREATOR CAPITAL INC.                            INTERACTIVE ENTERTAINMENT
                                                LIMITED

By:
   ----------------------------                 By:
    Malcolm P. Burke, Director                     ----------------------------
                                                        Daniel H. Greene,
                                                     Director and President

By:
   ----------------------------
    James P. Grymyr, Director

--------------------------------------------------------------------------------

HARRAH'S INTERACTIVE                            SKY GAMES INTERNATIONAL,
ENTERTAINMENT COMPANY                           CORP.


By:                                             By:
   ----------------------------                    ----------------------------
    John W. McConomy, Designee                      James P. Grymyr, President

-------------------------------------------------------------------------------

SGI HOLDING CORPORATION
LIMITED


By:
   ----------------------------
      Malcolm P. Burke,
    Director and President

                        LIST OF SCHEDULES AND EXHIBITS
                        ------------------------------

        Schedules
        ---------

A      Description of Software


        Exhibits
        --------

1    Diskette(s) containing current version of Software

2    Assignment Agreement

                          TRADEMARK LICENSE AGREEMENT

     THIS TRADEMARK LICENSE AGREEMENT (this "Agreement") is made and entered into as of the ___ day of December 1994, by and between Creator Capital Inc., a Yukon Territory corporation ("CCI"), and Interactive Entertainment Limited, a Bermuda exempted company ("the Venture"). Sky Games International, Corp. ("SGIC"), a Nevada corporation and an Affiliate (as defined below) of CCI, and SGI Holding Corporation Limited ("SGI Holding"), a Bermuda exempted company and an Affiliate of CCI, are also executing this Agreement solely for the purposes of making the representations, warranties, covenants and agreements specifically made by them in Sections 2 and 6 of this Agreement and to become bound by the provisions of Sections 5 and 8 of this Agreement, and neither SGIC nor SGI Holding shall have any other liability or obligation under this Agreement. As used herein, the term "Affiliate" shall mean an entity, including without limitation a general partnership or a business trust, controlling, controlled by or under common control with another entity (except that the Venture shall not be deemed to be an Affiliate of SGI Holding or any of its Affiliates).


                             W I T N E S S E T H:

     WHEREAS, SGIC has purchased and/or developed software in connection with the development of a computer-based interactive video system for the operation of gaming and related entertainment activities on-board aircraft and other venues or locations and certain additional inventions (whether or not patentable), know-how, trade secrets and other proprietary information related to or in connection with such software (collectively, the "Software");

     WHEREAS, SGIC has purchased and/or created the trademarks, trade names, service marks and service names listed on Schedule A attached hereto (the "Trade Rights") which Trade Rights has been created for use in connection with the Software and possibly other products or services;

     WHEREAS, CCI has acquired from SGIC all right, title and interest in and to the Trade Rights pursuant to an Assignment Agreement (the "SGIC Assignment") entered into concurrently herewith;

     WHEREAS, the Venture has been recently formed as a Bermuda exempted company by SGI Holding, which owns 80% of the issued and outstanding stock of the Venture, and Harrah's Interactive Investment Company ("HII"), which owns the remaining 20% of the issued and outstanding stock of the Venture, to develop, implement and operate gaming and other operations in the pursuit of the "Company Business" (as defined in that certain Shareholders Agreement, of even date herewith, among SGI Holding, HII and the Venture, and as such Shareholders Agreement may be amended from time to time (the "Shareholders Agreement"))

     WHEREAS, concurrently with the execution of this Agreement, CCI, the Venture and Harrah's Interactive Entertainment Company (the "Manager"), an Affiliate of HII and the manager of the Venture's business, are entering into a Cross-License Agreement (the "License Agreement"), pursuant to which the Venture is obtaining from CCI a license to the Software; and

     WHEREAS, as a condition to investing in the Venture and to assuming responsibility for the management of the business of the Venture, HII and the Manager, respectively, have required that CCI license the Trade Rights to the Venture, and CCI is desirous and willing to grant such a license in consideration of the benefits anticipated to be realized by CCI, directly or indirectly, through its investment in the Venture and from the Manager's management of the Venture's business.

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agrees as follows:

     1. License of Trade Rights.

          (a) License of Trade Rights. CCI hereby grants to the Venture an exclusive, worldwide, royalty-free license to the Trade Rights.

          (b) Sublicenses. The Venture (through the Manager during the term of the Management Agreement) shall have the right to grant sublicenses in connection with the Company Business (as defined in the Shareholders Agreement) to others (including to the Manager) to use the Trade Rights, provided that no such sublicensee shall have the right to grant further sublicenses (sub-sublicenses) without the prior written consent of CCI, which shall not be unreasonably withheld, conditioned or delayed, and provided further that any sublicense granted under this subsection shall be subject to this Agreement and shall not include any terms or conditions inconsistent with this Agreement.

     2.   Representations and Warranties.

          (a) Representations and Warranties of CCI, SGIC and SGI Holding. CCI, SGIC and SGI Holding jointly and severally represent and warrant that:

               (i) None of the Trade Rights infringes or violates any third-party trademark, trade name, service mark, service name or other trade rights in the United States of America; none of them has any notice of any infringement or violation or claim of infringement or violation of the Trade Rights (whether in the United States of America or otherwise); no other rights or licenses concerning the Trade Rights have been granted by any of them to any other party; CCI has good and marketable title in the United States of America to the Trade Rights, free and clear of any liens or encumbrances; and, subject to the recordation of assignments in the United States Patent and Trademark Office (which have been executed and will be filed for recordation within fifteen (15) days after the date of this Agreement), CCI has good and marketable title to any and all registrations and applications for registration of the Trade Rights in the United States of America, free and clear of any liens or encumbrances.

               (ii) Each of them is a corporation duly organized and validly existing under the laws of the Yukon Territory of Canada, in the case of CCI, the laws of the State of Nevada, in the case of SGIC, or the laws of Bermuda as an exempted company, in the case of SGI Holding.

               (iii) Each of them has full legal power and right to carry on its business as such is now being conducted and as proposed to be conducted. Each of them has the legal power and right under the laws of the Yukon Territory, Nevada and Bermuda, in the case of CCI, SGIC and SGI Holding, respectively, to enter into and perform this Agreement and the transactions contemplated hereby; and that the consummation of the transactions contemplated by this Agreement will neither violate nor be in conflict with: (A) any provision of the Articles of Continuation or Bylaws of CCI, the Articles of Incorporation or Bylaws of SGIC, or the Memorandum of Association or Bye-Laws of SGI Holding; (B) any agreement or instrument to which any of them is a party or by which any of them or any of their Affiliates or any of their respective assets are bound; (C) any judgment, order, ruling or decrees applicable to any of them or any of their Affiliates as a party in interest or any law, rule or regulation applicable to any of them or any of their Affiliates; or (D) any document, agreement or other arrangement creating or relating to the creation or existence of any of them or any of their Affiliates.

               (iv) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of each of them.

               (v) This Agreement is a valid and binding obligation of each of them and is enforceable in accordance with its terms against each of them, subject to and limited by the effect of applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, receivership, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally.

               (vi) No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on the part of any of them in connection with or resulting from the execution or performance of this Agreement.

               (vii) None of them nor any of their Affiliates has incurred any obligation or liability, contingent or otherwise, for brokers' or finder's fees in respect of the matters provided for in this Agreement, and if any such obligation or liability exists, it shall be the sole obligation of such party or its Affiliate.

               (viii) None of the statements, representations or warranties made by any of them in this Agreement or in any exhibit of certificate delivered pursuant to this Agreement contains any untrue statement of any material fact or omits to state any material fact necessary to be stated in order to make the statements, representations or warranties contained herein or therein not materially misleading.

          (b) Representations and Warranties of the Venture. The Venture represents and warrants that:

               (i) It is a corporation duly organized and validly existing under the laws of Bermuda as an exempted company.

               (ii) It has full legal power and right to carry on its business as such is now being conducted and as proposed to be conducted, subject to compliance with any applicable laws and regulations prohibiting or regulating gaming. It has the legal power and right under the laws of Bermuda to enter into and perform this Agreement and the transactions contemplated hereby; and that the consummation of the transactions contemplated by this Agreement will neither violate nor be in conflict with: (A) any provision of its Memorandum of Association or Bye-Laws; (B) any agreement or instrument to which it is a party or by which it or any of its assets are bound; (C) any judgment, order, ruling or decrees applicable to it as a party in interest or any law, rule or regulation applicable to it; or (D) any document, agreement or other arrangement creating or relating to its creation or existence.

               (iii) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of the Venture.

               (iv) This Agreement is a valid and binding obligation of the Venture and is enforceable in accordance with its terms against it, subject to and limited by the effect of applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, receivership, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally.

               (v) No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on its part in connection with or resulting from the execution or performance of this Agreement.

               (vi) It has not incurred any obligation or liability, contingent or otherwise, for brokers' or finder's fees in respect of the matters provided for in this Agreement.

               (vii) None of the statements, representations or warranties made by any it in this Agreement or in any exhibit or certificate delivered pursuant to this Agreement contains any untrue statement of any material fact or omits to state any material fact necessary to be stated in order to make the statements, representations or warranties contained herein or therein not materially misleading.

     3. Ownership of the Trade Rights; Use of Trade Rights. The Venture acknowledges CCI's exclusive ownership of all right, title and interest in and to the Trade Rights, and the Venture will at no time do, or cause or permit to be done, any act impairing or tending to impair such right, title and interest. When using the Trade Rights, the Venture shall comply, or cause the compliance, with all applicable laws pertaining to trademarks and other trade rights in force at the time of such use.

     4. Registration of Trade Rights or Venture. At the Venture's expense, CCI will use reasonable efforts to register and maintain the registration of the Trade Rights in such jurisdictions as shall be requested from time to time by the Venture. If applicable law permits and upon the request of the Venture, CCI shall make application, at the expense of the Venture, to register the Venture as a permitted user or registered user of the Trade Rights.

     5. Limitation of Liability. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, NO PARTY SHALL IN ANY CASE BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, INDIRECT, OR OTHER SIMILAR DAMAGES RELATED TO THIS AGREEMENT OR ITS PERFORMANCE ARISING FROM BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE OR ANY OTHER LEGAL OR EQUITABLE THEORY EVEN IF SUCH PARTY OR ITS AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     6.   Infringement.

          (a) CCI, SGIC and SCI Holding Indemnification Obligation. CCI, SGIC and SGI Holding jointly and severally shall indemnify, defend and hold the Venture and the Manager and their respective officers, directors, employees, agents and licensees harmless from and against any and all damages (subject to Section 5 hereof), liabilities, costs and expenses (including reasonable attorneys' fees) resulting from the breach or untruthfulness of the representations and warranties set forth in Section 2(a)(i) hereof (and including amounts incurred in the settlement or avoidance of any claims based thereon), provided that CCI shall be given prompt notice of the claim and the opportunity to control the defense and/or settlement thereof, provided that the Venture shall have the right to approve any settlement involving other than a monetary payment, which approval shall not be unreasonably withheld, conditioned or delayed.

          (b) Venture indemnification Obligation. Without limiting Sections 2(a)(i) and 6(a), the Venture shall indemnify, defend and hold CCI and its officers, directors, employees, agents and licensees harmless from and against any and all damages (subject to Section 5 hereof), liabilities, costs and expenses (including reasonable attorneys' fees) resulting from the infringement of any third party trademarks, trade names, service marks, service names or other trade rights resulting from the use of the Trade Rights outside of the United States of America, provided that the Venture shall be given prompt notice of the claim and the opportunity to control the defense and/or settlement thereof.

          (c) Infringement of Trade Rights. In the event of any infringement of the Trade Rights, the Venture will have the right at its sole cost and expense and for its sole benefit to take any action or to commence any proceeding it deems necessary against the infringing party or parties. CCI shall provide such cooperation and assistance in connection therewith as may be reasonably requested by the Venture, and the Venture shall promptly reimburse CCI for its costs and expenses incurred in connection with providing such cooperation and assistance.

     7.  Term; Survival of Provisions.

          (a) Term. The term of the license granted under Section 1 hereof shall be co-extensive with the term of the Venture's corporate existence, which shall include any period of liquidation and winding up following the dissolution or authorization of the dissolution of the Venture; provided, however, that if the Venture is merged or amalgamated with or consolidated into another corporation or entity or sells all or substantially all of its assets to another corporation or entity or otherwise is combined with another corporation or entity in a merger, amalgamation, consolidation, sale of assets or other transaction approved in accordance with or permitted by Section 1.6 of the Shareholders Agreement, such license will continue in effect and the successor party to the Venture shall, if necessary, be deemed to be the assignee of the Venture under this Agreement. Notwithstanding any breach of this Agreement by the Venture, CCI shall not be entitled to terminate the license rights granted under Section 1 hereof prior to the expiration of such license rights as provided in this Section 7(a); provided, however, that this provision shall not otherwise limit the liability of the Venture for any such breach.

          (c) Survival. Notwithstanding any termination or expiration of the license rights granted hereunder, the representations and warranties of clause
(a)(i) of Section 2, the indemnification provisions of Section 6, the provisions of Section 8 and all other provisions of this Agreement not required to terminate with such license rights shall survive any such termination or expiration.

     8.   General Provisions.

          (a) Notices; Payments. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be personally delivered (by commercial courier or otherwise) or sent by telecopy receipt of which is confirmed or sent first class mail, registered or certified, return receipt requested, postage prepaid, addressed as follows:

     If to CCI, SGIC or SGI Holding:

               c/o Creator Capital Inc.
               595 Howe Street, Suite 1115
               Vancouver, British Columbia V6C 2T5
               Canada
               Attention: Mr. Malcolm P. Burke
               Telecopier: (604) 687-8678
               Telephone:  (604) 689-1515

                    with a copy to:

               Gordon R. Kanofsky, Esq.
               Hughes Hubbard & Reed
               350 South Grand Avenue
               Los Angeles, California 90071-3442
               United States of America
               Telecopier: (213) 613-2950
               Telephone:  (213) 613-2876

     If to the Venture:

               Interactive Entertainment Limited
               c/o Creator Capital Inc.
               595 Howe Street, Suite 1115
               Vancouver, British Columbia V6C 2T5
               Canada
               Attention: Mr. Malcolm P. Burke
               Telecopier: (604) 687-8678
               Telephone:  (604) 689-1515

                    with copies to:

               Gordon R. Kanofsky, Esq.
               Hughes Hubbard & Reed
               350 South Grand Avenue
               Los Angeles, California 90071-3442
               United States of America
               Telecopier: (213) 613-2950
               Telephone:  (213) 613-2876
                    and

               John W. McConomy, Esq.
               Associate General Counsel
               The Promus Companies Incorporated
               1023 Cherry Road
               Memphis, Tennessee 38117-5423
               United States of America
               Telecopier: (901) 762-8735
               Telephone:  (901) 762-8737

Notices and other communications shall be deemed delivered, (i) in the case of personal delivery, on the date of their receipt at the address(es) specified above for delivery, (ii) in the case of a telecopy, upon confirmation of its receipt, and (iii) in the case of mail, at the earlier of the time of receipt or five days after the mailing thereof. Any payments required to be made pursuant to this Agreement shall be made and delivered in person or by mail in the same manner as provided above for notices and other communications. Any party may change its address for the giving of notices, other communications and payments by notice given in accordance with this Section.

          (b) Assignment. Except in connection with assignments or deemed assignments permitted by Section 7(a) hereof or required or permitted by the terms of the Shareholders Agreement, the Venture shall not have the right to assign its interests under this Agreement without the prior written consent of the CCI, which may be given or denied in CCI's sole discretion. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors, legal representatives and assigns.

          (c) Severability. The provisions of this Agreement shall be deemed severable. If any provision hereof shall be found invalid, illegal, void or unenforceable, in whole or in part, the remaining provisions or portions thereof shall remain in full force and effect to the maximum extent permissible. To the maximum extent permitted by applicable law, each party hereby waives any provision of law which renders any provision of this Agreement invalid, illegal, void or unenforceable.

          (d) Governing Law. THIS AGREEMENT AND ALL RELATIONS OF THE PARTIES IN CONNECTION HEREWITH SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS OR CHOICE OF LAW RULES OR LAWS OF SUCH JURISDICTION.

          (e) Forum Selection. THE PARTIES AGREE THAT ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE COMMENCED IN A STATE OR FEDERAL COURT OF OR IN CLARK COUNTY, NEVADA, WHICH THE PARTIES AGREE IS THE SOLE AND EXCLUSIVE VENUE FOR THE CONVENIENCE OF THE PARTIES FOR PURPOSES OF THIS AGREEMENT, AND EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION AND VENUE OF SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND WAIVES ANY RIGHT THAT IT MAY NOW OR HEREAFTER HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, EXCEPT THAT EACH PARTY RETAINS WHATEVER RIGHT IT MAY HAVE TO REMOVE SUCH SUIT, ACTION OR PROCEEDING TO THE FEDERAL COURT SITTING IN CLARK COUNTY, NEVADA.

          (f) Attorneys' Fees and Costs. If any litigation or other proceeding between or among the parties is commenced in connection with or related to this Agreement, the losing party or parties shall pay the reasonable attorneys' fees and costs and expenses of the prevailing party or parties incurred in connection therewith.

          (g) Entire Agreement; Modification. This Agreement, together with the Shareholders Agreement, the License Agreement and the Management Agreement between the Venture and the Manager entered into concurrently herewith, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior negotiations and agreements with respect to the subject matter hereof. This Agreement may be modified only by an instrument in writing duly executed by the party sought to be bound by such modification.

          (h) Waivers. No breach of any covenant, condition, agreement, warranty or representation made herein shall be deemed waived unless expressly waived in writing by the party who might assert such breach. Any such waiver may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any such waiver may be conditional. No such waiver shall be deemed to be a waiver of any other matter, whenever occurring and whether identical, similar or dissimilar to the matter waived.

          (i) Further Assurances. Each party agrees promptly to execute and deliver such documents and to do such other acts as may be requested by any other party and are in the reasonable judgment of the requesting party necessary or appropriate to effectuate the purposes of this Agreement. Such matters may include, but shall not be limited to, the registration of a party as the owner or user of some or all of the Software or the Venture Technology, as the case may be, under the laws of any United States or foreign jurisdiction. The requesting party shall promptly reimburse the other party for its costs and expenses incurred in connection with providing such further assurances and cooperation.

          (j) Relationship of Parties. Nothing set forth herein shall ever be construed to create an association, trust or partnership or impose a trust or partnership duty, obligation or liability on or with regard to either of the parties hereto.

          (k) Headings: Gender; Number. The headings of the sections and subsections herein are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement. As used herein and as the context requires, a reference to the male, female or neutral gender includes a reference to each other gender, and a reference to the singular or plural number includes a reference to the other number.

          (l) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed to constitute an original.

          (m) Computer Media. Each party shall be entitled to have a copy of this Agreement, including all written schedules and exhibits, on diskette or other commonly used computer storage media in a format readable by one or more leading word processing programs as of the date of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


CREATOR CAPITAL INC.                   INTERACTIVE ENTERTAINMENT
                                       LIMITED

By:                                    By:
   ---------------------------            --------------------------
   Malcolm P. Burke, Director                  Daniel H. Greene,
                                            Director and President

By:
   ---------------------------
    James P. Grymyr, Director


SGI HOLDING CORPORATION                SKY GAMES INTERNATIONAL,
LIMITED                                CORP.


By:                                    By:
   ---------------------------            ---------------------------
        Malcolm P. Burke,                 James P. Grymyr, President
     Director and President

                   SCHEDULE A TO TRADEMARK LICENSE AGREEMENT
                   -----------------------------------------


                            EXISTING REGISTRATIONS

Mark                   Reg. No.      Class                  Date Reg.
----                   --------      -----                  ---------
Sky Games              1,718,373     Int. Class 28          September 22, 1992
International - "We                  (Prior U.S. Classes
Make Time Fly"                       22 & 38)


                      PENDING INTENT TO USE APPLICATIONS

Mark                Serial No.     Filing Date     Type     Class
----                ----------     -----------     ----     -----
Sky Games           74/349915      December 10,    1(b)     42
International -                    1991
"We Make Time Fly"


                     ABANDONED INTENT TO USE APPLICATIONS

Mark                Serial No.     Filing Date/    Type     Class
----                ----------     ------------    ----     -----
                                   Abandonment
                                   -----------
                                   Date
                                   ----
Casino Class        74/338046      December 8,     1(b)     42
                                   1992 / May 17,
                                   1994


                                                                [EXECUTION COPY]
                                                                ----------------

                                    GUARANTY
                                    --------

     THIS GUARANTY is made and entered into as of this 13th day of May, 1997, by SGI Holding Corporation Limited, a Bermuda exempted company ("SGIH") ("Guarantor"), in favor of Harrah's Interactive Investment Company, a Nevada corporation ("Lender").

     THIS GUARANTY IS ENTERED INTO WITH RESPECT TO THE FOLLOWING FACTS AND
CIRCUMSTANCES:

     A. Pursuant to the Financing Agreements, as defined in that certain Funding Agreement dated as of the date hereof among Interactive Entertainment Limited, a Bermuda exempted company ("IEL" or "Borrower") and Sky Games International Ltd., a Bermuda exempted company ("SGI"), and Lender, as lender (the "Funding Agreement"), Lender has agreed to loan to IEL funds required by IEL to fund its day-to-day business activities up to the amounts set forth in the Funding Agreement. The loan is evidenced by a Convertible Promissory Note dated the date hereof (the "Note").

     B. Lender has required, as a condition to its entering into the Financing Agreements with IEL, that Guarantor guarantee, in accordance with the terms and conditions hereinafter set forth, the obligations of IEL under the Financing Agreements, including without limitation the repayment of all amounts due to Lender.

     C. The Funding Agreement is dated as of the date hereof and is being executed simultaneously with this Guaranty.

     IN CONSIDERATION OF SUCH FACTS AND CIRCUMSTANCES; TO INDUCE LENDER TO ENTER INTO THE FINANCING AGREEMENTS; AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, GUARANTOR HEREBY AGREES FOR THE BENEFIT OF LENDER AS FOLLOWS:

     1. Guaranty. Guarantor hereby unconditionally guarantees to Lender, and Lender's successors and assigns, the payment of all amounts that may become payable by Borrower pursuant to the Funding Agreement and the Note and the full and punctual performance and observance of all the terms, covenants, obligations and conditions contained in the Financing Agreements to be kept, performed or observed by Borrower, for which Guarantor shall be jointly and severally liable with Borrower.

     2. Actions of Lender. Any act of Lender, or Lender's successors and assigns, consisting of a waiver of any of the terms and conditions of the Financing Agreements or the giving of any consent to any matter or thing relating to the Financing Agreements or the granting of any indulgence or extensions of time to Borrower under the Financing Agreements may be done without notice to Guarantor and without releasing the obligations of Guarantor.

     3. Modifications of Borrower's Obligations. The obligations of Guarantor shall not be released by the receipt, application or release by Lender of any security given for the performance and observance of the terms, covenants and conditions of the Funding Agreement or the Note, nor by any amendment or modification of the Funding Agreement. If the Funding Agreement or the Note is amended or modified, by Borrower and Lender, the liability of Guarantor shall be deemed to be modified in accordance with the terms of any such amendment or modification of the Funding Agreement or the Note and this Guaranty, as so modified, shall remain in full force and effect.

     4. Defenses Waived. The liability of Guarantor shall not be affected, reduced or set-off in any manner by the following events or circumstances: (a) the release, discharge or the impairment, limitation or modification of the liability of Borrower in any creditors' receivership, bankruptcy or other proceedings; (b) the rejection or disaffirmance of the Funding Agreement or the
Note in any proceeding; (c) any disability or other defense or counter-claim or right of set-off, which might be available at law or equity to Borrower or Guarantor; (d) the cessation from any cause whatsoever of the duties, obligations and liabilities of Borrower; (e) any statute of limitations affecting Guarantor's liability or the enforcement thereof; (f) any invalidity, irregularity or enforceability of or defect in the Funding Agreement or the Note; or (g) the winding up, dissolution or reorganization of Borrower; or (h) any other circumstance permitting a defense.

     5. Waiver of Subrogation. Until all the covenants and conditions in the Funding Agreement to be performed and observed by Borrower are fully kept, performed and observed, the Guarantor: (a) shall have no right of subrogation against Borrower by reason of any payments or acts of performance by the Guarantor, in compliance with the obligations of the Guarantor hereunder; (b) shall waive any right to enforce any remedy which the Guarantor now or hereafter shall have against Borrower by reason of any one or more payments or acts of performance in compliance with the obligation of the Guarantor.

     6. Term of Guaranty. This Guaranty is absolute and unconditional, shall continue in force for the entire period that Borrower and SGI may incur any liability pursuant to the Financing Agreements and shall not be impaired by any change in the Guarantor's relationship, or the complete termination of the Guarantor's relationship, with Borrower or by any other occurrence except a release in writing from the Lender; provided, however, that, any implication contained herein to the contrary notwithstanding, this Guaranty shall terminate upon the amalgamation of IEL with and into SGIH and the conversion of the obligations under the Note into the common stock, Cdn. $.01 par value, of SGI.

     7. Modification. This instrument may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing executed by Lender and Guarantor.

     8. Release. Lender may, without releasing, reducing, extinguishing or otherwise affecting Guarantor's liability for the full performance of all obligations under this Guaranty and full payment of all sums under this Guaranty at any time, without notice to or consent by Guarantor, release any other guarantor or party liable therefor from its obligations under the Funding Agreement or the Note.

     9. Actions Against Guarantor. The agreements, obligations, warranties and representations of the Guarantor are independent of the obligations of Borrower and, in the event of any default, a separate action or actions may be brought and prosecuted against Guarantor regardless of whether Borrower is joined therein or a separate action or actions is brought before, after or simultaneously against Borrower. Lender may maintain successive actions for defaults. Lender's rights shall not be exhausted by the exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all obligations hereby guaranteed have been fully paid and performed. If Lender is compelled at any time to take any action or proceeding in court or otherwise to enforce or compel compliance with the terms of this Guaranty, Guarantor shall, in addition to any other rights and remedies to which Lender may be entitled hereunder or as a matter of law or in equity, be obligated to pay all costs, including without limitation reasonable attorneys' fees, incurred or expended by Lender in connection with such enforcement proceedings. Lender may resort to Guarantor for payment of any of the obligations under the Financing Agreements, whether or not Lender (i) shall have resorted to any property securing any of the obligations under the Financing Agreements or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the obligations under the Financing Agreements (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by the Guarantor).

     10. Applicable Law and Forum. This Guaranty shall be governed by and construed in accordance with the laws of the State of Tennessee. Guarantor further agrees that the determination of any action relating to the Guaranty pursuant to the terms thereof shall be either in an appropriate court of the state of Tennessee or the Unites States District Court for the Western District of Tennessee.

     11. Unenforceable Provision. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions shall to the maximum extent possible remain effective.

     12. Entire Agreement. This Guaranty shall constitute the entire agreement of Guarantor with Lender with respect to the subject matter hereof.

     13. Successors and Assigns. This Guaranty shall inure to the benefit of Lender, Lender's successors and assigns. This Guaranty may not be assigned by Guarantor without the consent of Lender.

     14. Notices. All notices and other communications to be delivered or made hereunder shall be in writing and shall be (i) delivered personally, (ii) sent by postage prepaid certified mail, return receipt requested, (iii) sent by express courier service or (iv) sent by facsimile at the following addresses or at such other addresses as shall be described in written notice as provided herein:

          Guarantor:         SGI Holding Corporation Limited
                             595 Howe Street, Suite 1115
                             Vancouver, British Columbia V6C 2T5
                             Attn: Malcolm P. Burke
                             Facsimile No.: 604-687-8678

          With a copy to:    Altheimer & Gray
                             10 South Wacker Drive, Suite 4000
                             Chicago, Illinois 60606
                             Attn: Andrew W. McCune, Esq.
                             Facsimile No.: 312-715-4800

          Lender:            Harrah's Interactive Investment Corporation
                             1023 Cherry Road
                             Memphis, Tennessee 38117
                             Attn: John M. Boushy
                             Facsimile No.: 901-762-8914

          With a copy to:    Harrah's Entertainment, Inc.
                             1023 Cherry Road
                             Memphis, Tennessee 38117
                             Attn: John W. McConomy, Esq.
                              Facsimile No.: 901-762-8735

All such notices and communications shall be effective, if mailed, upon expiration of the fifth (5th) day following the date of mailing (except that any notice of change of address shall be effective only upon receipt by the party to whom such notice is addressed), and if delivered personally or delivered by courier, upon receipt or refusal of delivery, and if by facsimile, upon the first business day following confirmed transmission; provided such notice or communication is also mailed in accordance with the foregoing requirements within two (2) days of delivery by facsimile.

     IN WITNESS WHEREOF, Guarantor, intending to be legally bound, has caused this Guaranty to be executed as of the date first above written.

                              Guarantor:

                              SGI HOLDING CORPORATION LIMITED

                              By: /s/ Malcolm P. Burke
                                  --------------------
                                  Its: President
                                       ---------

                                                                         EXHIBIT



                                                                [EXECUTION COPY]
                                                                ----------------
                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------

          THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 13th day of May, 1997 by SGI Holding Corporation Limited, a Bermuda exempted company ("Pledgor"), for the benefit of Harrah's Interactive Investment Company, a Nevada corporation ("Pledgee").

                                   RECITALS
                                   --------

          A. Pursuant to the terms of that certain Funding Agreement of even date herewith among Interactive Entertainment Limited, a Bermuda exempted company, as borrower ("IEL" or Borrower"), and Sky Games International Ltd., a Bermuda exempted company, ("SGI"), and Pledgee, as lender (the "Funding Agreement"), Pledgee has agreed to loan to IEL funds required by IEL to fund its day-to-day business activities up to the amounts set forth in the Funding Agreement. Such loans shall be evidenced by a Convertible Promissory Note in the form attached to the Funding Agreement (the "Note").

          B. As a condition precedent to making the loans under the Funding Agreement, Pledgee has required that Pledgor pledge to Pledgee, as security for the performance of the obligations of Pledgor under a Guaranty dated as of the date hereof in favor of Pledgee (the "Guaranty"), all of the shares of capital stock of IEL (the "IEL Shares") received by Pledgor in respect to its capital contributions to IEL after the date of this Agreement and during the term of the Note. All capitalized terms contained herein and not otherwise defined shall have the meanings ascribed to them in the Funding Agreement.

                                   AGREEMENT
                                   ---------

          NOW THEREFORE, in consideration of the foregoing recitals, and the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Pledge of Collateral. Pledgor does hereby convey, transfer, assign, set over and grant unto Pledgee, as security for the payment and performance of all of Pledgor's obligations under the Guaranty a continuing general lien upon and security interest in the Collateral (as hereinafter defined) and in Pledgor's right to receive all distributions attributable to the Collateral, including, without limitation, all of Pledgor's right, title and interest in and to all goods, instruments, money and other property, of whatever kind or character, whether cash or noncash, real or personal, now or hereafter due to Pledgor in respect of the Collateral Shares (as hereinafter defined), together with all of the interest of Pledgor, whether now owned or hereafter acquired, as a member in any successor entity or as an owner in any other entity, whether said successor is a continuation of IEL or a reformation thereof, or otherwise, together with all other property which, absent this assignment would, now or hereafter, be distributable or distributed, transferable or transferred, payable or paid, or deliverable or delivered to Pledgor by IEL or by such successor, whether at any time prior to, or in connection with, or after the liquidation of IEL, including, without limitation, distributions of cash and distributions of property in kind, by IEL (collectively, the "Distributions"). Pledgor hereby irrevocably authorizes and directs IEL, upon receipt of written notice from Pledgee that an uncured Event of Default has occurred to distribute, transfer, pay and deliver any and all of said Distributions to Pledgee, at such address as it may direct, at such time and in such manner as such distributions would otherwise be distributed, transferred, paid or delivered to Pledgor with respect to the period following the date of such notice.

          2. Collateral. For the purpose of this Agreement, "Collateral" shall mean all of Pledgor's right, title and interest in and to any and all IEL Shares issued as of the date hereof or issuable to Pledgor on and after the date of this Agreement and so long as any amounts or obligations are outstanding under the

Financing Agreements ("Collateral Shares"), whether now owned or hereafter acquired, together with all other rights, interests, claims and other property of Pledgor in any manner arising out of or relating to Collateral Shares, whether such rights, interests, claims or other property are now owned or hereafter acquired by Pledgor, whatever their respective kind or character, whether they are tangible or intangible property, and wheresoever they may exist or be located, including, without limitation, all of the rights of Pledgor (whether now owned or hereafter acquired) to Distributions of or from IEL in respect to the Collateral Shares, whether cash or noncash, and whether prior to or in connection with the liquidation of IEL and all proceeds, whether cash proceeds or noncash proceeds (as such terms are defined in the Uniform Commercial Code), and products of any and all of the foregoing.

          3. Delivery of Share Certificates; Stock Powers. Pledgor shall promptly deliver to Pledgee share certificates, if any, or other documents representing Collateral acquired or received after the date of this Agreement with stock powers duly executed by Pledgor. If at any time Pledgee notifies Pledgor that additional stock powers endorsed in blank held by Pledgee with respect to the Collateral or other documents with respect to the Collateral are required, Pledgor shall promptly execute in blank and deliver such stock powers or other documents as Pledgee may request.

          4. Stock Dividends and Distributions. If the Collateral Shares or any additional shares of capital stock, instruments, or other property distributable on or by reason of the Collateral, shall come into the possession or control of Pledgor, and such property is such that a security interest therein can be perfected only by possession by Pledgee, Pledgor shall hold the same in trust and forthwith transfer and deliver the same to Pledgee subject to the provisions hereof. Notwithstanding the above, absent the occurrence of an uncured Event of Default, Pledgor shall retain the right to vote, receive and retain all dividends or other Distributions declared on all interests included in the Collateral Shares. Upon or at any time after the occurrence an uncured Event of Default, Pledgee, at its option to be exercised in its sole discretion, may foreclose under the terms of this Agreement and/or deliver written notice to IEL to pay all Distributions to Pledgee. IEL shall be entitled to rely conclusively on such notice and is hereby authorized and directed by Pledgor to pay all Distributions to Pledgee upon receipt of such notice auld shall have no liability to Pledgor for any loss or damage Pledgor may incur by reason of said reliance.

          5. Power of Attorney. Pledgor hereby constitutes and irrevocably appoints Pledgee, with full power of substitution and revocation by Pledgee, as Pledgor's true and lawful attorney-in-fact, to the full extent permitted by law, at any time or times when an Event of Default has occurred and is continuing, to: affix to certificates and documents representing the Collateral the stock powers or other documents delivered with respect thereto; transfer or cause the transfer of the Collateral or any part thereof on the books of IEL to the name of Pledgee or Pledgee's nominee and thereafter exercise as to such Collateral all the rights, powers and remedies of an owner; and execute and file on its behalf any financing statements, continuation statements or other documentation required to perfect or continue the security interest created hereby or otherwise protect Pledgee's interest in the Collateral. The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect Pledgee's interest in the Collateral and shall not impose any duty upon Pledgee to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest.

          6. No Assumption. Notwithstanding any of the foregoing and except as otherwise provided herein, whether or not a default by Pledgor shall have occurred under the terms of the Financing Agreements and whether or not Pledgee elects to foreclose on its security interest in the Collateral and Distributions as set forth herein, neither receipt by Pledgee of any of Pledgor's right, title and interest in and to the Distributions, now or hereafter due to Pledgor from IEL nor Pledgee's foreclosure of its security interest in the Collateral, shall in any way be deemed to obligate Pledgee to assume any of Pledgor's obligations, duties, expenses or liabilities under, or under any and all agreements now existing or hereafter drafted or executed (collectively, the "Obligations"). In the event of foreclosure by Pledgee, Pledgor shall remain bound and obligated to perform the Obligations and Pledgee shall not be deemed to have assumed any of such Obligations.

          7. Representations, Warranties and Covenants. Pledgor represents, warrants, covenants and agrees that it has the full right and title to its interest in the Collateral and the Distributions free and clear of any liens, encumbrances or security interests other than in favor of Pledgee and the full power and authority to pledge, convey, transfer and assign its interest therein. Pledgor shall not convey, transfer, assign, set over or pledge to any other party any of its interest in the Collateral or the Distributions.

          8.   Defaults, Remedies.

          (a) An "Event of Default" under the Financing Agreements shall be an Event of Default hereunder (an "Event of Default").

          (b) Upon the occurrence of an uncured Event of Default hereunder, Pledgee may, at its option, do any one or more of the following:

               (i) declare all indebtedness secured hereby to be immediately due and payable, whereupon all unpaid principal of and accrued and unpaid interest on said indebtedness and other amounts declared due and payable shall be and become immediately due and payable without presentment, demand, protest or notice of any kind;

               (ii) either personally, or by means of a court appointed receiver, take possession of all or any of the Collateral and exclude therefrom Pledgor and all others claiming under Pledgor, and thereafter exercise all rights and powers of Pledgor with respect to the Collateral or any part thereof. Upon application to a court of competent jurisdiction, Pledgee shall be entitled to a receiver as a matter of strict right without notice and without regard to the adequacy or value of any security for the indebtedness secured hereby or the solvency of any party bound for its payment. The receiver shall have all the rights and powers permitted under the laws of the State of Tennessee. In the event Pledgee demands, or attempts to take possession of the Collateral in the exercise of any rights under this Agreement, Pledgor promises and agrees to promptly turn over and deliver complete possession thereof to Pledgee;

               (iii) without notice to or demand upon Pledgor, make such payments and do such acts as Pledgee may deem necessary to protect its security interest in the Collateral, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority to pay all expenses incurred in connection therewith;

               (iv) require Pledgor to take all actions necessary to deliver such Collateral to Pledgee, or an agent or representative designed by it. Pledgee, and its agents and representatives, shall have the right to enter upon any or all of Pledgor's premises and property to exercise Pledgee's rights hereunder;

               (v) foreclose this Agreement as herein provided or in any manner permitted by law, and sell or cause to be sold in such order as Pledgee may determine, the property described in this Agreement;

               (vi) sell or otherwise dispose of the Collateral at public or private sale, without having the Collateral at the place of sale, and upon terms and in such manner as Pledgee may determine; provided, Pledgee or IEL may be a purchaser at any sale and may apply any unpaid portion of indebtedness on account of or in full satisfaction of the purchase price; and

               (vii) exercise any remedies of a secured party under the Uniform Commercial Code of Tennessee or any other applicable law.

          (c) Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Pledgee shall give Pledgor at least ten (10) days' prior written notice of the time and place of any public sale of the Collateral or other intended disposition thereof to be made which notice the parties hereto agree to be reasonable. Such notice may be mailed to Pledgor at the address set forth in the Shareholders Agreement.

          (d) The proceeds of any sale under subparagraph 7(b)(vi) shall be applied as follows:

               (i) to the repayment of the reasonable costs and expenses of retaking, holding and preparing for the sale and the selling of the Collateral (including legal expenses and attorneys' fees) and the discharge of all assessments, encumbrances, charges or liens, if any, on the Collateral prior to the lien hereof (except any taxes, assessments, encumbrances, charges or liens subject to which such sale shall have been made);

               (ii) to the payment of all outstanding amounts then due to Pledgee (including principal and interest) under the Financing Agreements and

               (iii) the surplus, if any, shall be paid to the Pledgor or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

          (e) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, Pledgee may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Pledgor than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Pledgee shall have no obligation to engage in public sale and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if Pledgor would agree to do so.

          (f) If Pledgee exercises its right to sell any or all of the Collateral, upon written request from Pledgee, Pledgor shall and shall cause IEL from time to time to furnish to Pledgee all such information as Pledgee may request in order to determine the IEL Shares and other instruments included in the Collateral which may be sold by Pledgee as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          (g) Pledgee shall have the right to enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Pledgee from pursuing any further remedy which it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Pledgor until full satisfaction of all of its obligations under the Funding Agreement.

          (h) Pledgor agrees that any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of Tennessee, all as Pledgee may elect. By execution of this Agreement, Pledgor hereby submits to such jurisdiction, hereby expressly waiving whatever rights may correspond to it by reason of its present or future domicile.

          9. Further Documentation. Pledgor shall duly execute and/or deliver (or cause to be duly executed and/or delivered) to Pledgee any instrument, document, order, financing statement, assignment, waiver, consent, or other writing which may be reasonably necessary to Pledgee to carry out the terms of this Agreement, the Funding Agreement and the Note and to perfect its security interest in and facilitate the collection of the Collateral, the proceeds thereof, and any other property at any time constituting security to Pledgee. Pledgor shall perform or cause to be performed such acts as Pledgee may reasonably request to establish and maintain for Pledgee a valid and perfected security interest in and security title to the Collateral, free and clear of any liens, encumbrances or security interest other than in favor of Pledgee.

          10. Termination of Agreement and Assignment. This Agreement shall automatically terminate and shall be surrendered upon satisfaction in full of all obligations of IEL under the Note, including by way of conversion of amounts outstanding under the Note into shares of common stock, Cdn. $.01 par value, of SGI in connection with the amalgamation of IEL with and into SGIH. Upon the termination of this Agreement, Pledgee shall deliver to Pledgor such instruments as Pledgor may reasonably request to discharge the lien created by this Agreement.

          11. Governing Law. This Pledge and Security Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee. SGIH further agrees that the determination of any action relating to this Agreement or any of the Financing Agreements delivered in favor of Pledgee pursuant to the terms thereof shall be either an appropriate court of the State of Tennessee or the United States District Court for the Western District of Tennessee.

          12. Successors and Assigns. All agreements, covenants, conditions and provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

          13. Notices. All notices and other communications to be delivered or made hereunder shall be in writing and shall be (i) delivered personally, (ii) sent by postage prepaid certified mail, return receipt requested, (iii) sent by express courier service, or (iv) sent by facsimile at the following addresses or at such other addresses as shall be described in a written notice as provided herein:

          Pledgor:            SGI Holding Corporation Limited
                              595 Howe Street, Suite 1115
                              Vancouver, British Columbia V6C 2T5
                              Attn: Malcolm P. Burke
                              Facsimile No.: 604-687-8678

          With a copy to:     Altheimer & Gray
                              10 South Wacker Drive, Suite 4000
                              Chicago, Illinois 60606
                              Attn: Andrew W. McCune, Esq.
                              Facsimile No.: 312-715-4800

          Pledgee:            Harrah's Interactive Investment Corporation
                              1023 Cherry Road
                              Memphis, Tennessee 38117
                              Attn: John M. Boushy
                              Facsimile No.: 901-762-8914

          With a copy to:     Harrah's Entertainment, Inc.
                              1023 Cherry Road
                              Memphis, Tennessee 38117
                              Attn: John W. McConomy, Esq.
                              Facsimile No.: 901-762-8735

All such notices and communications shall be deemed effective, if mailed, upon expiration of the fifth (5th) day following the date of mailing (except that any notice of change of address shall be effective only upon receipt by the party to whom such notice is addressed), if delivered personally or delivered by courier, upon receipt or refusal of delivery, and if by facsimile, upon the first business day following confirmed transmission; provided such notice or communication is also mailed in accordance with the foregoing requirements within two (2) days of delivery by facsimile.

          14. Attorney's Fees. In the event of any dispute or litigation concerning the enforcement or validity of this Agreement, the losing party shall pay all reasonable charges, costs, and expenses (including reasonable attorneys' fees and costs) incurred by the prevailing party whether or not any action or proceeding is brought relative to such dispute and whether or not such litigation is prosecuted to judgment.

          15. Severability. Every provision of this Agreement is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

          16. Amendment. This Agreement may be modified or rescinded only by a writing expressly relating to this Agreement and signed by both Pledgor and Pledgee.

          IN WITNESS WHEREOF, Pledgor has executed this Agreement as of the date first above written.

                                          PLEDGOR

                                       SGI HOLDING CORPORATION LIMITED

                                       By: /s/ Malcolm P. Burke
                                           --------------------
                                       Title: President
                                              ---------